Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603


                             March 27, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4



     Re:Insured Municipals Income Trust, 214th Insured Multi-Series
                     (File No. 333-17223)   (CIK #896358)


Gentlemen:

     In accordance with the requirements of Rule 497(b) of the General Rules and Regulations under the Securities Act of 1933, there is filed a form of Prospectus to be used in connection with the public offering of the securities covered by the subject Registration Statement in the exact form in which such Prospectus will be used.

                                    Very truly yours,

                                    CHAPMAN AND CUTLER



                                    By Mark J. Kneedy

MJK/cjw
Enclosures

March 26, 1997

Van Kampen American Capital

Prospectus Part I

Insured Municipals Income Trust, 214th Insured Multi-Series

IM-IT 387
Arizona IM-IT 18
California IM-IT 164
Connecticut IM-IT 34
Florida IM-IT 113
New York IM-IT 140

This Part I of the Prospectus may not be distributed unless accompanied by
Part II. Both parts of this Prospectus should be retained for future reference.

In the opinion of counsel, interest to the Fund and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.

The Fund. The objectives of the Fund are Federal and, in the case of a State Trust, state tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Fund consists of six underlying separate unit investment trusts designated as Insured Municipals Income Trust, Series 387 (the "IM-IT Trust" ), Arizona
Insured Municipals Income Trust, Series 18 (the "Arizona IM-IT Trust"
), California Insured Municipals Income Trust, Series 164 (the "California IM-IT Trust" ), Connecticut Insured Municipals Income Trust, Series 34 (the "Connecticut IM-IT Trust" ), Florida Insured Municipals Income Trust,
Series 113 (the "Florida IM-IT Trust" ) and New York Insured Municipals
Income Trust, Series 140 (the "New York IM-IT Trust" ). The various trusts are collectively referred to herein as the "Trusts" and as the "Insured Trusts" . The Arizona IM-IT, California IM-IT, Connecticut
IM-IT, Florida IM-IT and New York IM-IT Trusts are sometimes collectively referred to herein as the "State Trusts" . Each Trust initially consists of delivery statements relating to contracts to purchase securities and, thereafter, will consist of such securities as may continue to be held (the "Bonds" or "Securities" ). Such Securities are interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INSURED MUNICIPALS INCOME TRUST
214th Insured Multi-Series

At the Close of Business on the day before the Date of Deposit: March 25, 1997 (except for the IM-IT as of 8:00 A.M. Central Time on the Date of Deposit: March 26, 1997)

  Sponsor:  Van Kampen American Capital Distributors, Inc.
Evaluator:  American Portfolio Evaluation Services
            (A division of an affiliate of the Sponsor)
  Trustee:  The Bank of New York

                                                                                                      Arizona       California
GENERAL INFORMATION                                                                     IM-IT Trust   IM-IT Trust   IM-IT Trust
                                                                                        ------------- ------------- -------------
Principal Amount (Par Value) of Securities in Trust <F1>............................... $   9,105,000 $   3,000,000 $   3,025,000
Number of Units........................................................................         9,078         3,018         3,032
Fractional Undivided Interest in the Trust per Unit ...................................       1/9,078       1/3,018       1/3,032
Principal Amount (Par Value) of Securities per Unit.................................... $    1,002.97 $      994.04 $      997.69
Public Offering Price: ................................................................
 Aggregate Offering Price of Securities in Portfolio................................... $   8,633,217 $   2,870,133 $   2,883,443
 Aggregate Offering Price of Securities per Unit....................................... $      951.00 $      951.00 $      951.00
 Sales Charge <F2>..................................................................... $       49.00 $       49.00 $       49.00
 Public Offering Price per Unit <F3>................................................... $    1,000.00 $    1,000.00 $    1,000.00
Redemption Price per Unit <F3>......................................................... $      943.50 $      943.55 $      943.52
Secondary Market Repurchase Price per Unit <F3>........................................ $      951.00 $      951.00 $      951.00
Excess of Public Offering Price per Unit Over Redemption Price per Unit................ $       56.50 $       56.45 $       56.48
Excess of Sponsor's Initial Repurchase Price per Unit Over Redemption Price per Unit... $        7.50 $        7.45 $        7.48
Minimum Value of the Trust under which Trust Agreement may be terminated............... $   1,821,000 $     600,000 $     605,000

First Settlement Date................April 1, 1997
Evaluator's Annual Supervisory Fee...Maximum of $0.25 per Unit
Evaluator's Annual Evaluation Fee....$0.30 per $1,000 principal amount of Bonds
Evaluation Time......................4:00 p.m. Eastern Time

----------

<F1>Because certain of the Securities in certain Trusts may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at the respective Trust's termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

<F2>Sales charges for the Trusts, expressed as a percentage of the Public Offering
Price per Unit and as a percentage of the aggregate offering price of the Securities are set forth under "Unitholder Explanations--Public
Offering--General" in Part II of this Prospectus. Notwithstanding anything to the contrary in Part II of this Prospectus, employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers"
)) of Van Kampen American Capital Distributors, Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering
Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission and employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

<F3>Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. For purchases settling on the First Settlement Date, no accrued interest will be added to the Public Offering
Price. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Unitholder Explanations--Public Offering--Market for Units" in Part II of this
Prospectus.

INSURED MUNICIPALS INCOME TRUST
214th Insured Multi-Series (Continued)
At the Close of Business on the day before the Date of Deposit: March 25, 1997 (except for the IM-IT as of 8:00 A.M. Central Time on the Date of Deposit: March 26, 1997)

  Sponsor:  Van Kampen American Capital Distributors, Inc.
Evaluator:  American Portfolio Evaluation Services
            (A division of an affiliate of the Sponsor)
  Trustee:  The Bank of New York

                                                                                        Connecticut   Florida       New York

GENERAL INFORMATION                                                                     IM-IT Trust   IM-IT Trust   IM-IT Trust
                                                                                        ------------- ------------- -------------
Principal Amount (Par Value) of Securities in Trust <F1>............................... $   3,000,000 $   3,040,000 $   3,000,000
Number of Units........................................................................         3,061         3,044         3,038
Fractional Undivided Interest in the Trust per Unit....................................       1/3,061       1/3,044       1/3,038
Principal Amount (Par Value) of Securities per Unit.................................... $      980.07 $      998.69 $      987.49
Public Offering Price: ................................................................
 Aggregate Offering Price of Securities in Portfolio................................... $   2,911,026 $   2,894,855 $   2,889,150
 Aggregate Offering Price of Securities per Unit....................................... $      951.00 $      951.00 $      951.00
 Sales Charge <F2>..................................................................... $       49.00 $       49.00 $       49.00
 Public Offering Price per Unit <F3>................................................... $    1,000.00 $    1,000.00 $    1,000.00
Redemption Price per Unit <F3>......................................................... $      943.65 $      943.56 $      943.60
Secondary Market Repurchase Price per Unit <F3>........................................ $      951.00 $      951.00 $      951.00
Excess of Public Offering Price per Unit Over Redemption Price per Unit................ $       56.35 $       56.44 $       56.40
Excess of Sponsor's Initial Repurchase Price per Unit Over Redemption Price per Unit... $        7.35 $        7.44 $        7.40
Minimum Value of the Trust under which Trust Agreement may be terminated............... $     600,000 $     608,000 $     600,000


First Settlement Date................April 1, 1997
Evaluator's Annual Supervisory Fee...Maximum of $0.25 per Unit
Evaluator's Annual Evaluation Fee....$0.30 per $1,000 principal amount of Bonds
Evaluation Time......................4:00 p.m. Eastern Time

----------

<F1>Because certain of the Securities in certain Trusts may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at the respective Trust's termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

<F2>Sales charges for the Trusts, expressed as a percentage of the Public Offering
Price per Unit and as a percentage of the aggregate offering price of the Securities are set forth under "Unitholder Explanations--Public
Offering--General" in Part II of this Prospectus. Notwithstanding anything to the contrary in Part II of this Prospectus, employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers"
)) of Van Kampen American Capital Distributors, Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering
Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission and employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

<F3>Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. For purchases settling on the First Settlement Date, no accrued interest will be added to the Public Offering
Price. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Unitholder Explanations--Public Offering--Market for Units" in Part II of this
Prospectus.

IM-IT

--------------------------------------------------------------------------
General. The IM-IT consists of 13 issues of Securities. One of the Bonds in the IM-IT is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are located in 10 states or territories, divided by purpose of issues (and percentage of principal amount to total IM-IT) as follows: Health Care, 4 (30%); General Purpose, 2 (19%); Water and Sewer, 2 (18%); Public Building, 1 (11%); Retail Electric/Gas/Telephone, 2 (10%); General Obligation, 1 (7%) and Tax District, 1 (5%). Approximately 29% of the principal amount of the Bonds are issued by issuers located in the state of Illinois. No Bond issue has received a provisional rating. The dollar weighted average maturity of the Bonds in the Trust is 28 years.

Tax Status. For a discussion of the Federal tax status of income earned on IM-IT Trust Units, see "Federal Tax Status" in Part II of this
Prospectus.

Per Unit Information:                                                             Semi-
                                                                     Monthly      Annual
                                                                    ------------ -----------
Calculation of Estimated Net Annual Unit Income <F1>:
 Estimated Annual Interest Income per Unit......................... $     55.04  $    55.04
 Less: Estimated Annual Expense per Unit <F2>...................... $      2.04  $     1.54
 Less: Annual Premium on Portfolio Insurance per Unit..............          --          --
 Estimated Net Annual Interest Income per Unit..................... $     53.00  $    53.50
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income per Unit..................... $     53.00  $    53.50
 Divided by 12 and 2, respectively................................. $      4.41  $    26.75
Estimated Daily Rate of Net Interest Accrual per Unit.............. $    .14722  $   .14861
Estimated Current Return Based on Public Offering Price <F1><F3>...        5.30%       5.35%
Estimated Long-Term Return <F3>....................................        5.37%       5.42%
Estimated Initial Monthly Distribution (May 1997).................. $      5.74
Estimated Initial Semi-annual Distribution (June 1997).............              $    10.25
Estimated Normal Distribution per Unit <F3>........................ $      4.41  $    26.75

Trustee's Annual Fee <F1><F4>... $.91 and $.51 per $1,000 principal amount of Bonds, respectively, for those portions of the IM-IT
                                 Trust under the monthly and semi-annual distribution plans
Record and Computation Dates.... TENTH day of the month as follows: monthly--each month; semi-annual--June and December
Distribution Dates.............. TWENTY-FIFTH day of the month as follows: monthly--each month; semi-annual--
                                 June and December

----------

<F1>During the first year the Trustee will reduce its fee by approximately $.13 per Unit (which amount is the estimated interest to be earned per Unit prior to the expected delivery dates for the "when, as and if issued" Bonds included in this Trust). Should such estimated interest exceed such amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be that amount indicated above. Estimated Annual Interest Income per Unit will be increased to $55.17. Estimated Annual Expense per Unit (excluding insurance) will be increased to $2.17 and $1.67 under the monthly and semi-annual distribution plans, respectively; and Estimated Net Annual Interest Income per Unit will remain the same as shown. See "
Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus.

<F2>Excluding insurance costs. The Estimated Annual Expenses are expected to fluctuate periodically (see "Trust Administration--Fund Administration and Expenses--Miscellaneous Expenses" in Part II of this Prospectus).

<F3>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge. See "Unitholder Explanations--Public Offering--General" in Part II of this Prospectus. For a discussion of how these returns are calculated, see "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus. These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows for this Series are set forth under "Other Matters--Estimated Cash Flows to Unitholders" .

<F4>Based on the size of the Trust on the Date of Deposit and assuming all
Unitholders had chosen the semi-annual distribution plan, the Trustee's estimated annual fees for ordinary recurring services would initially amount to $4,644. Assuming in the alternative that all Unitholders had elected the monthly distribution plan, such fees would initially amount to $8,286.

INSURED MUNICIPALS INCOME TRUST
SERIES 387 (214TH INSURED MULTI-SERIES)
PORTFOLIO As of March 26, 1997

                                                                                                               Offering
                                                                                                               Price To
Aggregate     Name of Issuer, Title, Interest Rate and Maturity Date of                     Redemption         IM-IT
              either Bonds Deposited or Bonds Contracted for<F1><F5>            Rating<F2>  Feature<F3>        Trust<F4>
------------- -------------------------------------------------------------- -------------- ------------------ -------------
$   1,000,000 Central Lake County, Illinois, Joint Action Water Agency,
              Water Revenue Refunding Bonds (FGIC Insured)  #5.375% Due                     2003 @ 102
              5/1/2020......................................................            AAA 2014 @ 100 S.F.    $     935,640
    1,000,000 Deerfield, Illinois, Revenue Bonds, Jewish Federation of
              Metropolitan Chicago Projects, Series 1995 (AMBAC Indemnity                   2006 @ 102
              Insured)  #5.375% Due 8/15/2020...............................            AAA 2013 @ 100 S.F.          939,200
      700,000 Lafayette, Louisiana, Public Improvement Sales Tax Revenue
              Bonds, Series 1997 (MBIA Insured)  #5.00% Due 3/1/2021........            AAA 2007 @ 101.50            623,259
       50,000 Public Utility District No. 1 of Chelan County, Washington,
              Columbia River-Rock Island Hydro-Electric System, Revenue
              Refunding Bonds, Series 1997A (MBIA Insured)  #0.00% Due
              6/1/2021......................................................            AAA                           11,891<F6>
    1,000,000 Rhode Island Convention Center Authority, Refunding Revenue                   2004 @ 102
              Bonds, Series 1993C (MBIA Insured)  #5.00% Due 5/15/2023......            AAA 2009 @ 100 S.F.          885,780
      500,000 Culver City, California, Redevelopment Finance Authority,
              Revenue Refunding Tax Allocation Bonds (AMBAC Indemnity                       2003 @ 102
              Insured)  #5.00% Due 11/1/2023................................            AAA 2021 @ 100 S.F.          442,460
    1,000,000 Natrona County, Wyoming, Hospital Revenue Bonds (Wyoming
              Medical Center Project) Series 1995 (AMBAC  Indemnity                         2006 @ 101
              Insured)  #6.00% Due 9/15/2024................................            AAA 2016 @ 100 S.F.        1,005,000
      605,000 Chicago School Reform Board of Trustees of the Board of
              Education of the City of Chicago, Illinois, Unlimited
              Tax-General Obligation Bonds (Dedicated Tax Revenues) Series                  2006 @ 102
              1996 (MBIA Insured)  #6.00% Due 12/1/2026.....................            AAA 2020 @ 100 S.F.          610,481
      600,000 Jefferson County, Alabama, Sewer Revenue Warrants, Series                     2007 @ 101
              1997D (FGIC Insured)  #5.75% Due 2/1/2027.....................            AAA 2023 @ 100 S.F.          590,250
      500,000 Wisconsin Health and Educational Facilities Authority,
              Revenue Bonds, Series 1997 (Marshfield Clinic) (MBIA Insured)                 2007 @ 102
               #5.75% Due 2/15/2027##.......................................            AAA 2018 @ 100 S.F.          486,535
      750,000 Wisconsin Health and Educational Facilities Authority,
              Revenue Bonds, Series 1997 (The Medical College of Wisconsin,                 2007 @ 102
              Inc. Project) (MBIA Insured)  #5.75% Due 3/1/2027##...........            AAA 2018 @ 100 S.F.          729,803
      500,000 New York State Medical Care Facilities Finance Agency,
              Montefiore Medical Center, FHA Insured Mortgage Revenue
              Bonds, Series 1995A (AMBAC Indemnity Insured)  #6.00% Due                     2005 @ 102
              2/15/2035.....................................................            AAA 2023 @ 100 S.F.          506,155
      900,000 City of Lakeland, Florida, Electric and Water Revenue Bonds,                  2006 @ 102
              Series 1996 (MBIA Insured)  #5.625% Due 10/1/2036.............            AAA 2027 @ 100 S.F.          866,763
$   9,105,000                                                                                                  $   8,633,217
=============                                                                                                  =============

----------
All of the Bonds in the portfolio are insured by one of the Preinsured Bond Insurers as indicated in the Bond name. See "Unitholder
Explanations--Insurance on the Bonds in the Insured Trusts" in Part II of this Prospectus.

For an explanation of the footnotes used on this page, see "Notes to Portfolios" .

ARIZONA IM-IT TRUST

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General. The Arizona IM-IT Trust consists of 8 issues of Securities. Three of the Bonds in the Arizona IM-IT Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount to total Arizona IM-IT Trust) as follows: General Obligation, 3 (38%); Retail Electric/Gas/Telephone, 1 (18%); Public Building, 1 (17%); Water and Sewer, 1 (17%); Higher Education, 1 (7%) and General Purpose, 1 (3%). No Bond issue has received a provisional rating.

Risk Factors. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, trade, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

Employment in the services sector increased 7.3% during 1995 and is projected to increase 6.2% for 1996 and 6.0% for 1997. Construction employment showed an 8.3% job growth in 1995 with projections in job growth for 1996 and 1997 declining to 6.5% and 4.4%, respectively. Trade employment also had a high increase in job growth in 1995 at 7.7%, with 1996 and 1997 estimates at 4.4%, and 4.2%, respectively. Overall, Arizona's wage and salary employment grew 5.4% in 1995 and is expected to increase 4.3% in 1996, 3.7% in 1997, and 3.0% in 1998-1999. This translates into an increase of over 153,000 new jobs through 1997. Total employment growth for Arizona from 1995-96 was 4.2%, which compares favorably with the national figure of 2.3% during 1995-96. Arizona's economy is expected to continue to show moderate growth, albeit at slower rates over the next few years.

The unemployment rate in Arizona as of October 1996 was 5.6%. This is higher than the national rate in October 1996 of 4.9% and an increase from the Arizona unemployment rate of 5.1% in 1995. The annual unemployment rate for the U.S. in 1995 and 1996 was 5.6% and 5.4% (not seasonally adjusted) respectively. Part of Arizona's increase in unemployment is attributed to structural changes in industries resulting from new technologies and methods.

In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Arizona's per capita personal income in 1994 and 1995 was $19,389 and $20,489, respectively, a 5.7% increase. The national increase for the same period was 5.3%. Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth for Arizona is estimated at 8% in 1996, 6.7% in 1997, 6.1% in 1998, and 5.5% in 1999.

The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the year ended June 30, 1996.

Arizona began fiscal year 1996 with a $269.5 million cash surplus. Total sources of funds in the general fund for fiscal year 1996 were $4,933.0 million. Total expenditures were $4,533.1 million, leaving a cash surplus for fiscal year 1997 of $399.9 million. This was 50% higher than projected and set a record for the State. That record balance did not include $235 million in the Budget Stabilization Fund and $14.1 million in the Medical Services Stabilization Fund.

Total revenue for the General Fund in fiscal year 1996 was $4.663 billion. Approximately 45% of this budgeted revenue came from sales and use taxes, 42% from income taxes (individual and corporate), and 4% from property taxes. All taxes totaled approximately $4.408 billion, or 94.5% of General Fund revenues. Non-tax revenue includes items such as income from state lottery, licenses, fees and permits, and interest.

For fiscal year 1996, General Fund expenditures totaled $4.378 billion. These expenditures fell into the following major categories: education 58% ($2.527 billion), health and welfare 23% ($1.032 billion), protection and safety 10% ($469.6 million), general government 6% ($273.1 million), and inspection and regulation, transportation, and natural resources 3% ($149.6 million).

Fiscal year 1997 revenues will most likely be impacted by a $200 million property tax reduction in 1996. This reduction has reduced Fiscal year 1997 revenues by almost 3.2%; yet, General Fund revenues are expected to increase 2.4% from fiscal year 1996. Total revenues in the General Fund for fiscal year 1997 are forecast at $4.776 billion. General Fund expenditures are estimated at $4.771 billion. Total sources of funds for fiscal year 1997 are estimated at $5,176.0 million with expenditures at $4,921.1 million, leaving a projected $254.9 million cash surplus for fiscal year 1998. However, fiscal year 1998 ending balance is projected at only $11.2 million. The Budget Stabilization Fund is expected to grow to $246.7 million at the end of fiscal year 1998. The Medical Services Stabilization Fund is estimated at $74.2 million for fiscal year 1998 and $17.2 million is projected for the Temporary Assistance Stabilization Fund. General Fund revenues for fiscal year 1998 are forecast to increase 3.4% to $4.939 billion, with expenditures at $4.94 billion.

Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al v. Dianne Bishop, et al (the " Roosevelt Opinion" ). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS" ), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1996, AHCCCS was financed approximately 55% by federal funds and 45% by state funds.

In 1996, voters in Arizona passed an initiative (Proposition 203) which provides for an expansion of eligibility for AHCCCS. For 1997, the Executive recommended an $8.3 million supplemental to the AHCCCS for disproportionate share hospital payments. Actual expenditures for the program in fiscal year 1996 were $128.9 million, and are projected at $135.3 million in fiscal year 1997.

Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix-based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric" ) filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

Tax Status. For a discussion of the Federal tax status of income earned on Arizona IM-IT Trust Units, see "Federal Tax Status" in Part II of this Prospectus.

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State" ), its political subdivisions and authorities (the "Arizona Bonds" ) and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds" ) (collectively the Arizona Bonds and the Possession Bonds shall be referred to herein as the "Bonds" ), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

In the opinion of Chapman and Cutler counsel to the Sponsor, under existing law:

For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona IM-IT Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona IM-IT Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona IM-IT Trust and distributed to the Unitholders.

To the extent that interest derived from the Arizona IM-IT Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona IM-IT Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona IM-IT Trust, if later.

Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona IM-IT Trust, the interest on which is exempt from Arizona income taxes.

Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.


Per Unit Information:                                                             Semi-
                                                                     Monthly      Annual
                                                                    ------------ -----------
Calculation of Estimated Net Annual Unit Income <F1>:
 Estimated Annual Interest Income per Unit......................... $     52.29  $    52.29
 Less: Estimated Annual Expense per Unit <F2>...................... $      2.09  $     1.67
 Less: Annual Premium on Portfolio Insurance per Unit..............          --          --
 Estimated Net Annual Interest Income per Unit..................... $     50.20  $    50.62
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income per Unit..................... $     50.20  $    50.62
 Divided by 12 and 2, respectively................................. $      4.18  $    25.31
Estimated Daily Rate of Net Interest Accrual per Unit.............. $    .13943  $   .14059
Estimated Current Return Based on Public Offering Price <F1><F3>...        5.02%       5.06%
Estimated Long-Term Return <F3>....................................        5.04%       5.08%
Estimated Initial Monthly Distribution (May 1997).................. $      5.43
Estimated Initial Semi-annual Distribution (July 1997).............              $    13.91
Estimated Normal Distribution per Unit <F3>........................ $      4.18  $    25.31

Trustee's Annual Fee <F1><F4>... $.91 and $.51 per $1,000 principal amount of Bonds, respectively, for those portions of the
                                 Arizona IM-IT Trust under the monthly and semi-annual distribution plans
Record and Computation Dates.... TENTH day of the month as follows: monthly--each month; semi-annual--January and July
Distribution Dates.............. TWENTY-FIFTH day of the month as follows: monthly--each month; semi-annual--
                                 January and July


----------

<F1>During the first year the Trustee will reduce its fee by approximately $.26 per Unit (which amount is the estimated interest to be earned per Unit prior to the expected delivery dates for the "when, as and if issued" Bonds included in this Trust). Should such estimated interest exceed such amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be that amount indicated above. Estimated Annual Interest Income per Unit will be increased to $52.55. Estimated Annual Expense per Unit (excluding insurance) will be increased to $2.35 and $1.93 under the monthly and semi-annual distribution plans, respectively; and Estimated Net Annual Interest Income per Unit will remain the same as shown. See "
Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus.


<F2>Excluding insurance costs. The Estimated Annual Expenses are expected to fluctuate periodically (see "Trust Administration--Fund Administration and Expenses--Miscellaneous Expenses" in Part II of this Prospectus).

<F3>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge. See "Unitholder Explanations--Public Offering--General" in Part II of this Prospectus. For a discussion of how these returns are calculated, see "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus. These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows for this Series are set forth under "Other Matters--Estimated Cash Flows to Unitholders" .

<F4>Based on the size of the Trust on the Date of Deposit and assuming all
Unitholders had chosen the semi-annual distribution plan, the Trustee's estimated annual fees for ordinary recurring services would initially amount to $1,530. Assuming in the alternative that all Unitholders had elected the monthly distribution plan, such fees would initially amount to $2,730.

ARIZONA INSURED MUNICIPALS INCOME TRUST
SERIES 18 (214TH INSURED MULTI-SERIES)
PORTFOLIO As of March 26, 1997

                                                                                                                      Offering
                                                                                                                      Price To
                                                                                                                      Arizona
Aggregate     Name of Issuer, Title, Interest Rate and Maturity Date of either                     Redemption         IM-IT
              Bonds Deposited or Bonds Contracted for<F1><F5>                          Rating<F2>  Feature<F3>        Trust<F4>
------------- --------------------------------------------------------------------- -------------- ------------------ -------------
$     100,000 Chandler, Arizona, Street and Higher User Revenue Refunding Bonds,
              Series 1997 (MBIA Insured)  5.375% Due 7/1/2014##....................            AAA 2006 @ 101         $      99,109
      400,000 Maricopa County, Arizona, School District No. 008 Osborn, General
              Obligation Unlimited Tax Bonds, Series A  (FGIC Insured)  #5.875%                    2006 @ 101
              Due 7/1/2014.........................................................            AAA 2011 @ 100 S.F.          414,420
      250,000 Mohave County, Arizona, Elementary School District No. 16, Mohave                    2007 @ 100
              Valley, General Obligation Bonds (MBIA Insured)  #5.25% Due 7/1/2016.            AAA 2014 @ 100 S.F.          240,997
      555,000 Mesa, Arizona, Utility System Revenue Bonds (FGIC Insured)  #5.375%
              Due 7/1/2017##.......................................................            AAA 2007 @ 101               540,748
      195,000 Arizona State University Research Park, Revenue Bonds  (MBIA                         2006 @ 100
              Insured)  #5.00% Due 7/1/2021........................................            AAA 2015 @ 100 S.F.          180,539
      500,000 Phoenix, Arizona, Civic Improvement Corporation, Municipal
              Facilities Excise Tax Revenue Refunding Bonds (MBIA Insured)  #5.25%                 2007 @ 100
              Due 7/1/2021.........................................................            AAA 2016 @ 100 S.F.          476,220
      500,000 City of Phoenix, Arizona, Civic Lease Improvement Corporation,
              Wastewater System Lease Revenue Refunding Bonds, Series 1993 (MBIA                   2004 @ 102
              Insured)  #4.75% Due 7/1/2023........................................            AAA 2019 @ 100 S.F.          435,230
      500,000 Commonwealth of Puerto Rico, General Obligation Bonds  (MBIA                         2006 @ 101.50
              Insured)  #5.40% Due 7/1/2025........................................            AAA 2018 @ 100 S.F.          482,870
$   3,000,000                                                                                                         $   2,870,133
=============                                                                                                         =============

----------
All of the Bonds in the portfolio are insured by one of the Preinsured Bond Insurers as indicated in the Bond name. See "Unitholder
Explanations--Insurance on the Bonds in the Insured Trusts" in Part II of this Prospectus.

For an explanation of the footnotes used on this page, see "Notes to Portfolios" .

CALIFORNIA IM-IT TRUST

--------------------------------------------------------------------------
General. The California IM-IT Trust consists of 8 issues of Securities. Two of the Bonds in the California IM-IT Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount to total California IM-IT Trust) as follows: General Obligation, 2 (31%); Water and Sewer, 2 (25%); Tax District, 1 (17%); Airport, 1 (16%); Certificate of Participation, 1 (8%) and Health Care, 1 (3%). No Bond issue has received a provisional rating.

Risk Factors. The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State" ) and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. While the State's substantial population growth during the 1980s stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on the State's limited water resources and its infrastructure. Resultant traffic congestion, school over-crowding and high housing costs have increased demands for government services and may impede future economic growth. Population growth has slowed between 1991 and 1993 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. Generally, the household incomes of new residents have been departing households, which may have a major long-term socioeconomic and fiscal impact. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

From mid-1990 to late 1993, the State's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. The State has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors, Unemployment in the State was down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales were up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect State revenues.

Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly,
Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of " general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

California and its local governments are subject to an annual " appropriations limit" imposed by Article XIIIB of the California
Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending " appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts" ) and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bond and lease purchase debt of the State increased from $9.4 billion at June 30, 1987 to $23.5 billion at June 30, 1994. In FY 1993-94, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.

The principal sources of General Fund revenues in 1993-94 were the California personal income tax (44% of total revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the " Economic Uncertainties Fund" ), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

As a result of these factors, among others, from the late 1980's until 1992-1993, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU" ) approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large " budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including: significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government; transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools; reduction in growth of support for higher education programs, coupled with increases in student fees; revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration; increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested) and various on-time adjustments and accounting changes.

Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.

A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ("IOUs" ) to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemptions from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously-maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

The State issued $7.0 billion of short-term debt in July, 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of the $4 billion, 22-month part of this borrowing, the State enacted legislation (the "Trigger Law" ) which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased tax cut, was rejected by the Legislature.

The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion. Expenditures are budgeted at $43.4 billion. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.

The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The Department projects that available cash resources to pay State obligations will be almost $2 billion at June 30, 1996. This "cushion" will be re-examined by the State Controller on October 15, 1995, in the third step in the Budget Adjustment Law process. If the Controller believes the available cash resources on June 30, 1996 will, in fact, be zero or less, her report would start a process which could lead to automatic budget cuts starting in December, 1995.

The principal features of the 1995-96 Budget Act, in addition to those noted above, are additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed further federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.

State general obligation bonds ratings were reduced in July, 1994 to "
A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by the State to the Public Employees Retirement System, reductions in welfare payments, and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if the State eventually loses, the final remedies may not have to be implemented in one year.

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

To the extent the State should be constrained by its Article XIII appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At lease one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 Fiscal Year. To balance the budget, the county has imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also has implemented stringent cuts in services and has laid off workers.

California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (the "District"
) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $1.8 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On January 17, 1994, a major earthquake with an estimated magnitude 6.8 on the Richter scale struck the Los Angeles area, causing significant property damage to public and private facilities, presently estimated at $15-20 billion. While over $9.5 billion of federal aid, and a projected $1.9 billion of State aid, plus insurance proceeds, will reimburse much of that loss, there were bill be come ultimate loss of health and income in the region, in addition to costs of the disruption caused by the event. Short-term economic projections are generally neutral, as the infusion of aid will restore billions of dollars to the local economy within a few months; already the local construction industry has picked up. Although the earthquake will hinder recovery from the recession in Southern California, already hard-hit, its long-term impact is not expected to be material in the context of the overall wealth of the region. Almost five years after the event, there are few remaining effects of the 1989 Loma Prieta earthquake in northern California (which, however, caused less severe damage than Northridge).

On December 7, 1994, Orange County, California (the "County" ), together with its pooled investment fund (the "Pools" ) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. Approximately 180 other public entities, most but not all located in the County, were also depositors in the Pools. The County estimated the Pools' loss at about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.

On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. All school districts were able to meet their obligations in the 1994-95 Fiscal Year.

Tax Status. For a discussion of the Federal tax status of income earned on California IM-IT Trust Units, see "Federal Tax Status" in Part II of this Prospectus.

In the opinion of Orrick, Herrington & Sutcliffe, special counsel to the Fund for California tax matters, under existing California income and property tax law applicable to individuals who are California residents:

(1)the California IM-IT Trust is not an association taxable as a corporation and the income of the California IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of California;

(2)amounts treated as interest on the underlying Securities in the California IM-IT Trust which are exempt from tax under California personal income tax and property tax laws when received by the California IM-IT Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

(3)under California income tax law, each Unitholder in the California IM-IT Trust will have a taxable event when the California IM-IT Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California IM-IT Trust to a Unitholder is allocated among each of the Bond issues held in the California IM-IT Trust (in accordance with the proportion of the California IM-IT Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

(4)under the California personal property tax laws, bonds (including the Securities in the California IM-IT Trust) or any interest therein is exempt from such tax;

(5)any proceeds paid under the insurance policy issued to the California IM-IT Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

(6)under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California IM-IT Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Orrick, Herrington & Sutcliffe acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Orrick, Herrington & Sutcliffe has not made any special review for the California IM-IT Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.

Per Unit Information:                                                         Semi-
                                                                 Monthly      Annual
                                                                ------------ -----------
Calculation of Estimated Net Annual Unit Income:
 Estimated Annual Interest Income per Unit..................... $     54.41  $    54.41
 Less: Estimated Annual Expense per Unit <F1>.................. $      2.39  $     1.91
 Less: Annual Premium on Portfolio Insurance per Unit..........          --          --
 Estimated Net Annual Interest Income per Unit................. $     52.02  $    52.50
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income per Unit................. $     52.02  $    52.50
 Divided by 12 and 2, respectively............................. $      4.33  $    26.25
Estimated Daily Rate of Net Interest Accrual per Unit.......... $    .14449  $   .14584
Estimated Current Return Based on Public Offering Price <F2>...        5.20%       5.25%
Estimated Long-Term Return <F2>................................        5.25%       5.30%
Estimated Initial Monthly Distribution (May 1997).............. $      5.63
Estimated Initial Semi-annual Distribution (July 1997).........              $    14.43
Estimated Normal Distribution per Unit <F2>.................... $      4.33  $    26.25

Trustee's Annual Fee <F3>...... $.91 and $.51 per $1,000 principal amount of Bonds, respectively, for those portions of the
                                California IM-IT Trust under the monthly and semi-annual distribution plans
Record and Computation Dates... TENTH day of the month as follows: monthly--each month; semi-annual--January and July
Distribution Dates............. TWENTY-FIFTH day of the month as follows: monthly--each month; semi-annual--
                                January and July


----------

<F1>Excluding insurance costs. The Estimated Annual Expenses are expected to fluctuate periodically (see "Trust Administration--Fund Administration and Expenses--Miscellaneous Expenses" in Part II of this Prospectus).

<F2>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge. See "Unitholder Explanations--Public Offering--General" in Part II of this Prospectus. For a discussion of how these returns are calculated, see "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus. These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows for this Series are set forth under "Other Matters--Estimated Cash Flows to Unitholders" .

<F3>Based on the size of the Trust on the Date of Deposit and assuming all
Unitholders had chosen the semi-annual distribution plan, the Trustee's estimated annual fees for ordinary recurring services would initially amount to $1,543. Assuming in the alternative that all Unitholders had elected the monthly distribution plan, such fees would initially amount to $2,753.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST
SERIES 164 (214TH INSURED MULTI-SERIES)
PORTFOLIO As of March 26, 1997

                                                                                                                      Offering
                                                                                                                      Price To
                                                                                                                      California
Aggregate     Name of Issuer, Title, Interest Rate and Maturity Date of either                     Redemption         IM-IT
              Bonds Deposited or Bonds Contracted for<F1><F5>                          Rating<F2>  Feature<F3>        Trust<F4>
------------- --------------------------------------------------------------------- -------------- ------------------ -------------
$     250,000 Public Facilities Financing Authority of San Diego, California,
              Sewer Revenue Bonds, Series 1993 (AMBAC Indemnity Insured)  #5.25%                   2003 @ 102
              Due 5/15/2020........................................................            AAA 2014 @ 100 S.F.    $     231,458
      500,000 Baldwin Park Unified School District (Los Angeles County,
              California) General Obligation Bonds (1996 Election)  FGIC Insured                   2006 @ 102
              5.80% Due 8/1/2021...................................................            AAA 2018 @ 100 S.F.          502,500
      425,000 Industry, California, General Obligation Bonds, Issue of 1995  (FGIC
              Insured)  5.875% Due 7/1/2022........................................            AAA 2005 @ 102.125           431,277
      500,000 City and County of San Francisco, Sewer Revenue Refunding Bonds,                     2002 @ 102
              Series 1994 (FGIC Insured)  #5.375% Due 10/1/2022....................            AAA 2017 @ 100 S.F.          469,350
      100,000 California Health Facilities Financing Authority, Insured Revenue
              Bonds, Catholic Healthcare West, Series 1996E (AMBAC Indemnity                       2006 @ 102
              Insured)  #5.25% Due 7/1/2023........................................            AAA 2017 @ 100 S.F.           92,491
      500,000 Culver City, California, Redevelopment Finance Authority, Revenue
              Refunding Tax Allocation Bonds (AMBAC Indemnity Insured)  #5.00% Due                 2003 @ 102
              11/1/2023............................................................            AAA 2021 @ 100 S.F.          443,215
      500,000 Airports Commission of the City and County of San Francisco,
              California, San Francisco International Airport, Second Series                       2006 @ 101
              Revenue Bonds, Issue 12B (FGIC Insured)  #5.65% Due 5/1/2024.........            AAA 2022 @ 100 S.F.          492,285
      250,000 San Bernardino County, California, Certificates of Participation,
              Series 1996 (Medical Center Financing Project) MBIA Insured  #5.00%                  2006 @ 102
              Due 8/1/2028.........................................................            AAA 2017 @ 100 S.F.          220,867
$   3,025,000                                                                                                         $   2,883,443
=============                                                                                                         =============

----------
All of the Bonds in the portfolio are insured by one of the Preinsured Bond Insurers as indicated in the Bond name. See "Unitholder
Explanations--Insurance on the Bonds in the Insured Trusts" in Part II of this Prospectus.

For an explanation of the footnotes used on this page, see "Notes to Portfolios" .

CONNECTICUT IM-IT TRUST

--------------------------------------------------------------------------
General. The Connecticut IM-IT Trust consists of 8 issues of Securities. One of the Bonds in the Connecticut IM-IT Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount to total Connecticut IM-IT Trust) as follows: Public Education, 4 (47%); Health
Care, 2 (31%); Higher Education, 1 (17%) and General Obligation, 1 (5%).   No
Bond issue has received a provisional rating.

Risk Factors. The following information is only a summary of risk factors associated with Connecticut. It has been compiled from official government statements and other publicly available documents. Although the Sponsor has not independently verified the information, it has no reason to believe that it is not correct in all material respects.

Connecticut's manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents, has been in decline for several years. Although Connecticut's manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

Connecticut's manufacturing employment peaked in 1970 at over 441,000 workers but had declined 35.5% by 1995. Although the loss of manufacturing jobs was partially offset by a 69.7% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next four years.

From 1986 through 1995, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.0% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1985 to 1995, rising from $18,268 to $31,776. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and Connecticut is now in a recession, the depth and duration of which are uncertain.

For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115,600,000, $28,000,000, $259,000,000 and
$808,500,000, respectively. At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the five fiscal years ended June 30, 1996, the General Fund ran operating surpluses of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000 and $250,000,000, respectively. General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995. General Fund expenditures and revenues are budgeted to be approximately $9,200,000,000 for the 1996-1997 fiscal year.

In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have more than doubled from approximately $4,300,000 for the 1986-1987 fiscal year to approximately $9,200,000,000 for the 1996-1997 fiscal year.

The 1991 legislation also authorized the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit of $965,712,000 as of June 30, 1991, and during 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $196,555,000 were outstanding as of February 28, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the remaining notes scheduled to be paid over the four fiscal years ending June 30, 1999.

The State's primary method for financing capital projects is through the sale of general obligation bonds. As of February 28, 1997, the State had authorized general obligation bonds totaling $11,192,198,000, of which $9,578,911,000 had been approved for issuance by the State Bond Commission, $8,529,149,000 had been issued, and $6,335,206,857 were still outstanding.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18 million of general obligation bonds of the State and $962 million bonds of the University. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382 million for the three fiscal years ending June 30, 1999, and $580 million for the four fiscal years ending June 30, 2005.

In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Education Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,985,400,000.

In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expected, as of November 1, 1996, to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO" ) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

As of October 15, 1996, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,594,700,000 of new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

On March 29, 1990, Standard & Poor's reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aa1 to Aa. On September 13, 1991, Standard & Poor's further reduced its ratings of the State's general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to a portion of the State's land area.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Tax Status. For a discussion of the Federal tax status of income earned on Connecticut IM-IT Trust Units, see "Federal Tax Status" in Part II of this Prospectus.

The assets of the Connecticut IM-IT Trust will consist of obligations (the "Bonds" ); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds" ) and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut IM-IT Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax" );
therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut IM-IT Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

The Connecticut Income Tax was enacted in August, 1991. Generally, a Unitholder recognizes gain or loss for purposes of this tax to the same extent as he recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut IM-IT Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut IM-IT Trust held by the Unitholder.

However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Bonds held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January 1, 1992. Regulations effective for taxable years starting on or after January 1, 1994, clarify that this provision also applies to gain or loss recognized by a Unitholder upon the maturity or redemption of a Connecticut Bond held by the Connecticut IM-IT Trust. However, it is not clear whether this provision would apply, to the extent attributable to Connecticut Bonds held by the Connecticut IM-IT Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut IM-IT Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

In the opinion of Day, Berry & Howard, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, under existing Connecticut law:

The Connecticut IM-IT Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

Interest income of the Connecticut IM-IT Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond" ), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax" ), when any such interest is received by the Connecticut IM-IT Trust or distributed by it to such a Unitholder.

Insurance proceeds received by the Connecticut IM-IT Trust representing maturing interest on defaulted Bonds held by the Connecticut IM-IT Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut IM-IT Trust by the issuer of such Bonds.

Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut IM-IT Trust of a Bond held by the Connecticut IM-IT Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut IM-IT Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut IM-IT Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Connecticut Bond held by the Connecticut IM-IT Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized to the extent attributable to Connecticut Bonds upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut IM-IT Trust held by him.

The portion of any interest income or capital gain of the Connecticut IM-IT Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

An interest in a Unit of the Connecticut IM-IT Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.


Per Unit Information:                                                         Semi-
                                                                 Monthly      Annual
                                                                ------------ -----------
Calculation of Estimated Net Annual Unit Income:
 Estimated Annual Interest Income per Unit..................... $     53.63  $    53.63
 Less: Estimated Annual Expense per Unit <F1>.................. $      2.36  $     1.86
 Less: Annual Premium on Portfolio Insurance per Unit..........          --          --
 Estimated Net Annual Interest Income per Unit................. $     51.27  $    51.77
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income per Unit................. $     51.27  $    51.77
 Divided by 12 and 2, respectively............................. $      4.27  $    25.88
Estimated Daily Rate of Net Interest Accrual per Unit.......... $    .14243  $   .14382
Estimated Current Return Based on Public Offering Price <F2>...        5.13%       5.18%
Estimated Long-Term Return <F2>................................        5.15%       5.20%
Estimated Initial Monthly Distribution (May 1997).............. $      5.55
Estimated Initial Semi-annual Distribution (July 1997).........              $    14.23
Estimated Normal Distribution per Unit <F2>.................... $      4.27  $    25.88


Trustee's Annual Fee <F3>...... $.91 and $.51 per $1,000 principal amount of Bonds, respectively, for those portions of the
                                Connecticut IM-IT Trust under the monthly and semi-annual distribution plans
Record and Computation Dates... TENTH day of the month as follows: monthly--each month; semi-annual--January and July
Distribution Dates............. TWENTY-FIFTH day of the month as follows: monthly--each month; semi-annual--
                                January and July


----------

<F1>Excluding insurance costs. The Estimated Annual Expenses are expected to fluctuate periodically (see "Trust Administration--Fund Administration and Expenses--Miscellaneous Expenses" in Part II of this Prospectus).

<F2>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge. See "Unitholder Explanations--Public Offering--General" in Part II of this Prospectus. For a discussion of how these returns are calculated, see "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus. These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows for this Series are set forth under "Other Matters--Estimated Cash Flows to Unitholders" .

<F3>Based on the size of the Trust on the Date of Deposit and assuming all
Unitholders had chosen the semi-annual distribution plan, the Trustee's estimated annual fees for ordinary recurring services would initially amount to $1,530. Assuming in the alternative that all Unitholders had elected the monthly distribution plan, such fees would initially amount to $2,730.

CONNECTICUT INSURED MUNICIPALS INCOME TRUST
SERIES 34 (214TH INSURED MULTI-SERIES)
PORTFOLIO As of March 26, 1997

                                                                                                                      Offering
                                                                                                                      Price To
                                                                                                                      Connecticut
Aggregate     Name of Issuer, Title, Interest Rate and Maturity Date of either                     Redemption         IM-IT
              Bonds Deposited or Bonds Contracted for<F1><F5>                          Rating<F2>  Feature<F3>        Trust<F4>
------------- --------------------------------------------------------------------- -------------- ------------------ -------------
$     165,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds (Kent School Issue) Series 1995B (MBIA Insured)  #5.40% Due                    2005 @ 101
              7/1/2023.............................................................            AAA 2016 @ 100 S.F.    $     159,111
      425,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds (Saint Francis Hospital and Medical Center Issue) Series 1993C                 2003 @ 102
              (FGIC Insured)  #5.00% Due 7/1/2023..................................            AAA 2014 @ 100 S.F.          384,166
      500,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds, Yale-New Haven Hospital Issue, Series H  (MBIA Insured)                       2006 @ 102
              #5.70% Due 7/1/2025..................................................            AAA 2017 @ 100 S.F.          496,040
      160,000 Commonwealth of Puerto Rico, General Obligation Bonds  (MBIA                         2006 @ 101.50
              Insured)  #5.40% Due 7/1/2025........................................            AAA 2018 @ 100 S.F.          154,519
      250,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds, Greenwich Academy Issue, Series 1996A  (FSA Insured)  #5.75%                  2006 @ 101
              Due 3/1/2026.........................................................            AAA 2017 @ 100 S.F.          252,240
      500,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds, Loomis Chafee School Issue, Series C (MBIA Insured)  #5.50%                   2006 @ 101
              Due 7/1/2026.........................................................            AAA 2017 @ 100 S.F.          488,295
      500,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds, Westminster School Issue, Series A  (MBIA Insured)  #5.50%                    2006 @ 101
              Due 7/1/2026.........................................................            AAA 2017 @ 100 S.F.          488,295
      500,000 Connecticut Health and Educational Facilities Authority, Revenue
              Bonds, Connecticut College C-1 Issue (MBIA Insured)  #5.50% Due                      2007 @ 102
              7/1/2027.............................................................            AAA 2021 @ 100 S.F.          488,360
$   3,000,000                                                                                                         $   2,911,026
=============                                                                                                         =============

----------
All of the Bonds in the portfolio are insured by one of the Preinsured Bond Insurers as indicated in the Bond name. See "Unitholder
Explanations--Insurance on the Bonds in the Insured Trusts" in Part II of this Prospectus.

For an explanation of the footnotes used on this page, see "Notes to Portfolios" .

FLORIDA IM-IT TRUST

--------------------------------------------------------------------------
General. The Florida IM-IT Trust consists of 9 issues of Securities. One of the Bonds in the Florida IM-IT Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount to total Florida IM-IT Trust) as follows: Higher Education, 2 (25%); Retail Electric/Gas/Telephone, 2 (25%); General Obligation, 1 (17%); Health Care, 2 (16%); Certificate of Participation, 1 (16%) and Public Building, 1 (1%). No Bond issue has received a provisional rating.

Risk Factors. Population. Historically, population growth has been a crucial driving force for Florida's economy. It has accounted for the state's tendency to outperform the U.S. economy in terms of job creation and total income growth. Between 1960 and 1995, Florida's population grew by 9.2 million people, a 185% increase. This is more than four times the 46% growth in U.S. population over the same period. The state's population has accelerated since the FY 1990-91 recession, sparked by improving economies. In 1994, Florida ranked fourth in population with 13.9 million. By 1996, Florida's population increased to 14.4 million, with projections of 15 million by 1999. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 245,035 new residents a year from 1990 through 1995. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.3%. However, during 1992-1996, Florida's annual net migration increase has averaged 1.82% and is predicted at 1.8% for 1997-98. Yet, Florida continues to be the fastest growing of the eleven largest states. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. In fiscal years 1994-95 and 1995-96, Florida's per capita personal income was $22,253, and $23,371 respectively, a 5.02% increase. The 1994-95 figure is 6.1% higher than per capita personal income in the southeast region and represents 99% of the national figure. Florida's per capita personal income is expected to increase 4.04% in fiscal year 1996-97 and 5.2% in fiscal year 1997-98.

Florida's economy is expected to slow some in the current fiscal year and in FY 1997-98. An expected rise in interest rates in early 1997 should moderate housing markets and consumption of durable goods. Overall, consumption can be expected to stay in line with changes in income and jobs. Also, the combination of an investment boom in earlier years and decelerating growth in the overall economy should slow business investment through FY 1997-98. Nevertheless, Florida's economy will outperform the nation's bolstered by population growth well in excess of that for the United States.

Total income growth in Florida is expected to stabilize from its cyclical peak of 4.6% in FY 1994-95, decelerating slightly to 4.5% in FY 1995-96 and falling to 4.2% in FY 96-97. Total personal income is expected to rise to 4.4% by FY 1997-98 in Florida and 2.3% for the United States. Florida's growth rates for per capita real income parallel those for total income, though at lower levels, peaking at 2.6% in 1996, falling in 1997 to 2.3%, then achieving the peak growth rate again by 1998.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1996 was 59% of total personal income, while a similar figure for the nation was 68%. Property income accounted for 24% of total personal income in Florida in 1996 and transfer payments made up 17%. Property income and transfer payments for the U.S. were each 16%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

Employment. Since 1985, the State's population has increased an estimated 26.1%. In the same period, Florida's total non-farm employment has grown by approximately 37.9%. Since 1985, the job creation rate in the State is almost twice that of the nation as a whole. Contributing to the State's rapid rate of growth in employment and income is international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction-related manufacturing, and resource-based manufacturing, which have declined as a proportion of total State employment. The State's private sector employment is 86.4% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. As the State's economic growth has slowed, its unemployment rate has tracked above and below the national average. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the " Organization" ), the State's unemployment rate was 6.6% during 1994 and 5.5% during 1995. In November, 1996, the unemployment rate was 4.8%, giving an 11-month average in 1996 of 5.3%. The national unemployment rate in 1994 and 1995 was 6.1% and 5.6%, respectively, with an average in 1996 of 5.4%.

Consistent with income growth, Florida's non-farm employment growth increased 4.1%, 3.9%, and 3.2% in fiscal years ending in 1994, 1995, and 1996, respectively.

The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 2.9% or 180,000 new jobs in 1996-97 and remain stable at 2.9% or 183,500 new jobs in 1997-98. In comparison, the U.S. growth rate in 1997-98 is predicted at only 1.3%. Trade and services, the two largest, account for more than half of the total non-farm employment.

The strongest areas in job growth in Florida in FY 1997-98 are expected to be in services and a combination of retail and wholesale trade. Services is forecast to lead the economy, growing 4.3% (93,500 jobs) in FY 1997-98, and accounting for about 51% of total new jobs in that year. Services is the single largest source of employment in Florida, making up about 35% of total non-farm employment in FY 1997-98. Health care accounts for about 26% of total services employment.

Wholesale and retail trade is projected to increase 2.9% in FY 1997-98 (47,100 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and will contribute about 26% of the new jobs created in FY 1997-98. Construction will exhibit modest growth of 2.5% (7,800 new jobs) reflecting stable construction activity supported by population growth.

The slower growing sectors are expected to account for only 35% of total jobs in Florida in 1997-98. Of these, government is the largest, with just under 15% of total jobs. Combined federal, state and local government jobs are expected to grow 2% (19,500 new jobs) with most of this increase at the local level. Job creation in transportation, communications, and public utilities combined (less than 5% of total employment) is forecast to slow to 1.4% (4,500 new jobs) in FY 1997-98. This partly reflects current restructuring of the industry. Manufacturing, with slightly more than 7% of total jobs, will have the slowest positive growth rate among the major sectors in FY 1997-98, at less than 1% (2,800 new jobs). However, over the same period, manufacturing employment in the nation is projected to decline about 1%. This is generally due to global competitive pressures forcing producers to substitute machinery and equipment for labor through strong investment.

Tourism. Tourism is one of Florida's most important industries. Approximately
41.8 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. Although during the next several years the number of visitors to Florida decreased, in 1995, there were more than 41 million national and international visitors, and the peak reached in 1993 was almost reached in 1996. The 1995 tourist industry generated $35.31 billion in sales by Florida businesses, over $2 billion in sales tax revenue, and more than 732,800 Floridians were directly employed in travel related jobs. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. By the end of fiscal year 1997-98, 43.9 million domestic and international tourists are expected to have visited the State, representing 3.2% growth from 1996-97.

Revenues and Expenses. Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $16,601.7 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $15,566.9 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $15,582.2 million, unencumbered reserves at the end of 1996-97 are estimated at $610.1 million with $219.4 million of this amount from the Working Capital Fund. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,384.9 million, a 4.7% increase over 1996-97. The $16,301.5 million in Estimated Revenues represents an increase of 4.7% over the previous year's Estimated Revenues. Total estimated appropriations in the combined General Revenue and Working Capital Fund for 1997-98 are $16,716.6 million, a 7.3% increase from 1996-97.

In fiscal year 1997-98, approximately 72% of the State's $16,716.6 million General revenue will come from sales tax collections. Corporate income tax, intangible personal property tax, and beverage tax will account for 8%, 4% and 3%, respectively, of total General Revenue Funds available during fiscal 1997-98. In that same year, expenditures for education, human services, and criminal justice and corrections will amount to approximately 52%, 26%, and 16%, respectively, of total expenditures from the General Revenue Fund.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1998, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) are expected to total $12,035.9 million, an increase of 6.6% over fiscal year 1996-97.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State's second largest funding source for the General Revenue Fund is the corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ending June 30, 1998, receipts from this source are estimated to be $1,290.1 million, an increase of 2.3% from fiscal year 1996-97.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues estimated at $455.1 million in fiscal year 1997-98. Alcoholic beverage tax receipts are expected to increase 1.4% from the previous year's total. This tax generates 3.3% of the State's total General Revenue and the revenues collected are deposited into the State's General Revenue Fund.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections are expected to total $870.6 million during fiscal year 1997-98, a 3.7% increase from the previous fiscal year. In fiscal year 1997-98, 62.63% of these taxes are to be deposited to the General Revenue Fund.

The State imposes a gross receipts tax of 2.5% on electric, natural and manufactured gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1997-98, this tax is estimated at $607.1 million.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. The intangible personal property tax provides 3.9% of the revenues for the General Revenue Fund as well as funding the county revenue sharing program. In fiscal year 1997-98, total intangible personal property tax collections are estimated at $1,000.6 million, a 2% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totalled $2.3 billion, providing education with approximately $874 million. In fiscal year 1997-98, sales are estimated at $2,104 million with $799.4 million available for education enhancements.

Debt-Balanced Budget Requirement. As of June 30, 1996, the state's net outstanding debt totaled $9.2 billion. Approximately 67% is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. The Governor's Recommended Budget for Fiscal Year 1997-98 includes six bond issues totaling $1.38 billion for construction of schools, roads, bridges, and prisons, and the purchase of environmentally sensitive lands.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which is then authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgment for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. In the State's appeal of the lower court's decision, the Florida Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and requiring refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $88 million.

The State maintains a bond rating of Aa, AA and AA from Moody's Investors Service, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

Tax Status. For a discussion of the Federal tax status of income earned on Florida IM-IT Trust units, see "Federal Tax Status" in Part II of this Prospectus.

The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel.

"Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law:

For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Per Unit Information:                                                             Semi-
                                                                     Monthly      Annual
                                                                    ------------ -----------
Calculation of Estimated Net Annual Unit Income <F1>:
 Estimated Annual Interest Income per Unit......................... $     54.00  $    54.00
 Less: Estimated Annual Expense per Unit <F2>...................... $      2.30  $     1.87
 Less: Annual Premium on Portfolio Insurance per Unit..............          --          --
 Estimated Net Annual Interest Income per Unit..................... $     51.70  $    52.13
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income per Unit..................... $     51.70  $    52.13
 Divided by 12 and 2, respectively................................. $      4.30  $    26.06
Estimated Daily Rate of Net Interest Accrual per Unit.............. $    .14360  $   .14482
Estimated Current Return Based on Public Offering Price <F1><F3>...        5.17%       5.21%
Estimated Long-Term Return <F3>....................................        5.23%       5.28%
Estimated Initial Monthly Distribution (May 1997).................. $      5.60
Estimated Initial Semi-annual Distribution (July 1997).............              $    14.33
Estimated Normal Distribution per Unit <F3>........................ $      4.30  $    26.06

Trustee's Annual Fee <F1><F4>... $.91 and $.51 per $1,000 principal amount of Bonds, respectively, for those portions of the
                                 Florida IM-IT Trust under the monthly and semi-annual distribution plans
Record and Computation Dates.... TENTH day of the month as follows: monthly--each month; semi-annual--January and July
Distribution Dates.............. TWENTY-FIFTH day of the month as follows: monthly--each month; semi-annual--
                                 January and July


----------

<F1>During the first year the Trustee will reduce its fee by approximately $.08 per Unit (which amount is the estimated interest to be earned per Unit prior to the expected delivery dates for the "when, as and if issued" Bonds included in this Trust). Should such estimated interest exceed such amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be that amount indicated above. Estimated Annual Interest Income per Unit will be increased to $54.08. Estimated Annual Expense per Unit (excluding insurance) will be increased to $2.38 and $1.95 under the monthly and semi-annual distribution plans, respectively; and Estimated Net Annual Interest Income per Unit will remain the same as shown. See "
Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus.

<F2>Excluding insurance costs. The Estimated Annual Expenses are expected to fluctuate periodically (see "Trust Administration--Fund Administration and Expenses--Miscellaneous Expenses" in Part II of this Prospectus).

<F3>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge. See "Unitholder Explanations--Public Offering--General" in Part II of this Prospectus. For a discussion of how these returns are calculated, see "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus. These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows for this Series are set forth under "Other Matters--Estimated Cash Flows to Unitholders" .

<F4>Based on the size of the Trust on the Date of Deposit and assuming all
Unitholders had chosen the semi-annual distribution plan, the Trustee's estimated annual fees for ordinary recurring services would initially amount to $1,550. Assuming in the alternative that all Unitholders had elected the monthly distribution plan, such fees would initially amount to $2,766.

FLORIDA INSURED MUNICIPALS INCOME TRUST
SERIES 113 (214TH INSURED MULTI-SERIES)
PORTFOLIO As of March 26, 1997

                                                                                                               Offering
                                                                                                               Price To
                                                                                                               Florida
Aggregate     Name of Issuer, Title, Interest Rate and Maturity Date of                     Redemption         IM-IT
              either Bonds Deposited or Bonds Contracted for<F1><F5>            Rating<F2>  Feature<F3>        Trust<F4>
------------- -------------------------------------------------------------- -------------- ------------------ -------------
$     250,000 Orange County, Florida, Health Facilities Authority, Hospital
              Revenue Bonds, Series 1995 (AMBAC Indemnity Insured)  #5.25%                  2005 @ 102
              Due 11/15/2020................................................            AAA 2016 @ 100 S.F.    $     233,668
      250,000 South Broward Hospital District, Florida, Hospital Refunding                  2006 @ 102
              Revenue Bonds (MBIA Insured)  #5.25% Due 5/1/2021.............            AAA 2017 @ 100 S.F.          233,510
       40,000 Dade County, Florida, Professional Sports Franchise
              Facilities, Tax Revenue Capital Appreciation Bonds, Series
              1995  (MBIA Insured)  #0.00% Due 10/1/2023....................            AAA                            8,718<F6>
      480,000 School Board of Dade County, Florida, Certificates of
              Participation, Series 1996A (AMBAC Indemnity Insured)  #5.50%                 2006 @ 101
              Due 5/1/2025..................................................            AAA 2017 @ 100 S.F.          462,528
      270,000 City of Atlantic Beach, Florida, Utilities System Revenue                     2006 @ 102
              Bonds, Series 1996 (MBIA Insured)  #5.50% Due 10/1/2025.......            AAA 2017 @ 100 S.F.          261,943
      500,000 Volusia County, Florida, Educational Facilities Authority,
              Revenue Bonds (Stetson University, Inc. Project) Series 1996A                 2006 @ 102
               (MBIA Insured)  #5.50% Due 6/1/2026##........................            AAA 2018 @ 100 S.F.          482,830
      250,000 University of Central Florida, University Revenue Bonds                       2006 @ 101
              (MBIA Insured)  #5.60% Due 10/1/2026..........................            AAA 2022 @ 100 S.F.          245,953
      500,000 Tampa, Florida, Occupational License Unlimited Tax-General
              Obligation Bonds, Series 1996B (FGIC Insured)  #5.50% Due                     2006 @ 102
              10/1/2027.....................................................            AAA 2019 @ 100 S.F.          481,155
      500,000 City of Lakeland, Florida, Electric and Water Revenue Bonds,                  2006 @ 102
              Series 1996 (MBIA Insured)  #5.625% Due 10/1/2036.............            AAA 2027 @ 100 S.F.          484,550
$   3,040,000                                                                                                  $   2,894,855
=============                                                                                                  =============

----------
All of the Bonds in the portfolio are insured by one of the Preinsured Bond Insurers as indicated in the Bond name. See "Unitholder
Explanations--Insurance on the Bonds in the Insured Trusts" in Part II of this Prospectus.

For an explanation of the footnotes used on this page, see "Notes to Portfolios" .

NEW YORK IM-IT TRUST

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General. The New York IM-IT Trust consists of 8 issues of Securities. None of the Bonds in the New York IM-IT Trust are general obligations of the governmental entities issuing them or are backed by the taxing power thereof. All of the issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount to total New York IM-IT Trust) as follows: Higher Education, 4 (50%); Water and Sewer, 2 (25%); Health Care, 1 (17%) and General Purpose, 1 (8%). No Bond issue has received a provisional rating.

Risk Factors. A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York IM-IT Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

Interest or gain from the New York IM-IT Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

The Portfolio of the New York IM-IT Trust includes obligations issued by New York State (the "State" ), by its various public bodies (the "
Agencies" ), and/or by other entities located within the State, including the City of New York (the "City" ).

Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy is expected to grow faster than 1992, but still at a very moderate rate, as compared to other recoveries. The national recession has been more severe in the State because of factors such as a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

1993-94 Fiscal Year. On April 5, 1993, the State Legislature approved a $32.08 billion budget. Following enactment of the budget the 1993-94 State Financial Plan was formulated on April 16, 1993. This Plan projects General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflects increases in both receipts and disbursements in the General Fund of $811 million.

While a portion of the increased receipts was the result of a $487 million increase in the State's 1992-93 positive year-end margin at March 31, 1993 to $671 million, the balance of such increased receipts is based upon (i) a projected $269 million increase in receipts resulting from improved 1992-93 results and the expectation of an improving economy, (ii) projected additional payments of $200 million from the Federal government as reimbursements for indigent medical care, (iii) the early payment of $50 million of personal tax returns in 1992-93 which otherwise would have been paid in 1993-94; offset by
(iv) the State Legislature's failure to enact $195 million of additional revenue-raising recommendations proposed by the Governor. There can be no assurances that all of the projected receipts referred to above will be received.

Despite the $811 million increase in disbursements included in the 1993-94 State Financial Plan, a reduction in aid to some local government units can be expected. To offset a portion of such reductions, the 1993-94 State Financial Plan contains a package of mandate relief, cost containment and other proposals to reduce the costs of many programs for which local governments provide funding. There can be no assurance, however, that localities that suffer cuts will not be adversely affected, leading to further requests for State financial assistance.

There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

1992-93 Fiscal Year. Before giving effect to a 1992-93 year-end deposit to the refund reserve account of $671 million, General Fund receipts in 1992-93 would have been $716 million higher than originally projected. This year-end deposit effectively reduced 1992-93 receipts by $671 million and made those receipts available for 1993-94.

The State's favorable performance primarily resulted from income tax collections that were $700 million higher than projected which reflected both stronger economic activity and tax-induced one-time acceleration of income into 1992. In other areas larger than projected business tax collections and unbudgeted receipts offset the loss of $200 million of anticipated Federal reimbursement and losses of, or shortfalls in, other projected revenue sources.

For 1992-93, disbursements and transfers to other funds (including the deposit to the refund reserve account discussed above) totalled $30.829 billion, an increase of $45 million above projections in April 1992.

Fiscal year 1992-93 was the first time in four years that the State did not incur a cash-basis operating deficit in the General Fund requiring the issuance of deficit notes or other bonds, spending cuts or other revenue raising measures.

Indebtedness. As of March 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.4 billion. As of the same date, the State had approximately $5.4 billion in general obligation bonds. The State issued $850 million in tax and revenue anticipation notes ("TRANS" ) on April 28, 1993. The State does not project the need to issue additional TRANS during the State's 1993-94 fiscal year.

The State projects that its borrowings for capital purposes during the State's 1993-94 fiscal year will consist of $460 million in general obligation bonds and $140 million in new commercial paper issuances. In addition, the State expects to issue $140 million in bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has authorized the issuance of up to $85 million in certificates of participation during the State's 1993-94 fiscal year for personal and real property acquisitions during the State's 1993-94 fiscal year. The projection of the State regarding its borrowings for the 1993-94 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

In June 1990, legislation was enacted creating the "New York Local
Government Assistance Corporation" ("LGAC" ), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. To date, LGAC has issued its bonds to provide net proceeds of $3.28 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of $703 million during the State's 1993-94 fiscal year.

Ratings. The $850 million in TRANS issued by the State in April 1993 were rated SP-1-Plus by S&P on April 26, 1993, and MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's TRANS have received these ratings since its May 1989 TRANS issuance. Both agencies cited the State's improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS.

Moody's rating of the State's general obligation bonds stood at A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 26, 1993, an improvement from S&P's negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

Moody's, in confirming its rating of the State's general obligation bonds, and S&P, in improving its outlook on such bonds from negative to stable, noted the State's improved fiscal condition and reasonable revenue assumptions contained in the 1993-94 State budget.

The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board" ) to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the " Covered Organizations" ).

In February 1975, the New York State Urban Development Corporation ("
UDC" ), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board" ) to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations" )).

Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The City projects, and its current four-year financial plan assumes, a recovery early in the 1993 calendar year. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.

Fiscal Year 1993 and 1993-1996 Financial Plan. The City's 1993 fiscal year results are projected to be balanced in accordance with generally accepted accounting principles ("GAAP" ). The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.

The City's modified Financial Plan dated February 9, 1993 covering fiscal years 1993-1996 projects budget gaps for 1994 through 1996. The Office of the State Deputy Controller for the City of New York has estimated that under the modified Financial Plan budget gaps will be $102 million for fiscal year 1994, $196 million for fiscal year 1995 and $354 million for fiscal year 1996, primarily due to anticipated higher spending on labor costs.

However, the City's modified Plan is dependent upon a gap-closing program, certain elements of which the staff of Control Board identified on March 25, 1993 to be at risk due to projected levels of State and Federal aid and revenue and expenditures estimates which may not be achievable. The Control Board indicated that the City's modified Financial Plan does not make progress towards establishing a balanced budget process. The Control Board's report identified budget gap risks of $1.0 billion, $1.9 billion, $2.3 billion and $2.6 billion in fiscal years 1994 through 1997, respectively.

On June 3, 1993, the Mayor announced that State and federal aid for Fiscal Year 1993-1994 would be $280 million less than projected and that in order to balance the City's budget $176 million of previously announced contingent budget cuts would be imposed. The Mayor indicated that further savings would entail serious reductions in services. The State Comptroller on June 14, 1993 criticized efforts by the Mayor and City Council to balance the City's budget which rely primarily on one-shot revenues. The Comptroller added that the City's budget should be based on "recurring revenues that fund recurring expenditures." Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. As a result of the national and regional economic recession, the State's projections of tax revenues for its 1991 and 1992 fiscal years were substantially reduced. For its 1993 fiscal year, the State, before taking any remedial action reflected in the State budget enacted by the State Legislature on April 2, 1992 reported a potential budget deficit of $4.8 billion. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could also result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

The City's projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1993 through 1996 contemplates issuance of $15.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

The City Comptroller, the staff of the Control Board, the Office of the State Deputy Comptroller for the City of New York (the "OSDC" ) and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board and other agencies have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Fiscal Years 1990, 1991 and 1992. The City achieved balanced operating results as reported in accordance with GAAP for the 1992 fiscal year. During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public assistance needs due to the recession. Such actions included $822 million of tax increases and substantial expenditure reductions.

The quarterly modification to the City's financial plan submitted to the Control Board on May 7, 1992 (the "1992 Modification" ) projected a balanced budget in accordance with GAAP for the 1992 fiscal year after taking into account a discretionary transfer of $455 million to the 1993 fiscal year as the result of a 1992 fiscal year surplus. In order to achieve a balanced budget for the 1992 fiscal year, during the 1991 fiscal year, the City proposed various actions for the 1992 fiscal year to close a projected gap of $3.3 billion in the 1992 fiscal year.

On November 19, 1992, the City submitted to the Control Board the Financial Plan for the 1993 through 1996 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 11, 1992 (the "June Financial Plan" ), and which relates to the City, the Board of Education ("BOE" ) and the City University of New York ("CUNY" ). The
1993-1996 Financial Plan projects revenues and expenditures of $29.9 billion each for the 1993 fiscal year balanced in accordance with GAAP.

During the 1992 fiscal year, the City proposed various actions to close a previously projected gap of approximately $1.2 billion for the 1993 fiscal year. The gap-closing actions for the 1993 fiscal year proposed during the 1992 fiscal year and outlined in the City's June Financial Plan included $489 million of discretionary transfers from the 1992 fiscal year. The 1993-1996 City Financial Plan includes additional gap-closing actions to offset an additional potential $81 million budget gap.

The 1993-1996 Financial Plan also sets forth projections and outlines a proposed gap-closing program for the 1994 through 1996 fiscal years to close projected budget gaps of $1.7 billion, $2.0 billion and $2.6 billion, respectively, in the 1994 through 1996 fiscal years. On February 9, 1993, the City issued a modification to the 1993-1996 Financial Plan (the "February Modification" ). The February Modification projects budget gaps for fiscal years 1994, 1995 and 1996 of $2.1 billion, $3.1 billion and $3.8 billion, respectively.

Various actions proposed in the 1993-1996 Financial Plan are subject to approval by the Governor and approval by the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature has in the past failed to approve certain proposals similar to those that the 1993-1996 Financial Plan assumes will be approved by the State Legislature during the 1993 fiscal year. If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

On March 9, 1993, OSDC issued a report on the February Modification. The report expressed concern that the budget gaps projected for fiscal years 1994 through 1996 are the largest the City has faced at this point in the financial planning cycle in at least a decade, and concluded that the February Modification represented a step backward in the City's efforts to bring recurring revenues into line with recurring expenditures.

The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.

As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's had lowered its rating from A.

On March 30, 1993, in confirming its Baa1 rating, Moody's noted that:

The financial plan for fiscal year 1994 and beyond shows an ongoing imbalance between the City's expenditures and revenues. The key indication of this structural imbalance is not necessarily the presence of sizable out-year budget gaps, but the recurring use of one-shot actions to close gaps. One-shots constitute a significant share of the proposed gap-closing program for fiscal year 1994, and they represent an even larger share of those measures which the City seems reasonably certain to attain. Several major elements of the program, including certain state actions, federal counter cyclical aid and part of the city's tax package, remain uncertain. However, the gap closing plan may be substantially altered when the executive budget is offered later this spring.

On March 30, 1993, S&P affirmed its A- rating with a negative outlook, stating that:

The City's key credit factors are marked by a high and growing debt burden, and taxation levels that are relatively high, but stable. The City's economy is broad-based and diverse, but currently is in prolonged recession, with slow growth prospects for the foreseeable future.

The rating outlook is negative, reflecting the continued fiscal pressure facing the City, driven by continued weakness in the local economy, rising spending pressures for education and labor costs of city employees, and increasing costs associated with rising debt for capital construction and repair.

The current financial plan for the City assumes substantial increases in aid from national and state governments. Maintenance of the current rating, and stabilization of the rating outlook, will depend on the City's success in realizing budgetary aid from these governments, or replacing those revenues with ongoing revenue-raising measures or spending reductions under the City's control. However, increased reliance on non-recurring budget balancing measures that would support current spending, but defer budgetary gaps to future years, would be viewed by S&P as detrimental to New York City's single-'A-' rating.

Previously, Moody's had raised its rating to A in May, 1988, to Baa1 in December, 1985, to Baa in November, 1983 and to Ba1 in November, 1981. S&P had raised its rating to A- in November, 1987, to BBB+ in July, 1985 and to BBB in March, 1981.

On May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2. On April 30, 1991 Moody's confirmed its MIG-2 rating for the outstanding revenue anticipation notes and for the $1.25 billion in notes then being sold. On April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

As of December 31, 1992, the City and MAC had, respectively, $20.3 billion and $4.7 billion of outstanding net long-term indebtedness.

Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called " moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of September 30, 1992, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $62.2 billion of outstanding debt, including refunding bonds, of which the State was obligated under lease-purchase, contractual obligation or moral obligation provisions on $25.3 billion.

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

The U.S. Supreme Court on March 30, 1993 referred to a Special Master for determination of damages in an action by the State of Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New York based-brokers incorporated in Delaware. (State of Delaware v. State of New York.) The State had taken such unclaimed property under its Abandoned Property Law. The State expects that it may pay a significant amount in damages during fiscal year 1993-94 but it has indicated that it has sufficient funds on hand to pay any such award, including funds held in contingency reserves. The State's 1993-94 Financial Plan includes the establishment of a $100 million contingency reserve fund which would be available to fund such an award which some reports have estimated at $100-$800 million.

In Schulz v. State of New York, commenced May 24, 1993 ("Schulz 1993"
), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority. On May 24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs. In previous actions Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development Corporation and the New York Local Government Assistance Corporation. While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New York Court of Appeals held in a proceeding commenced on April 29, 1991 in the Supreme Court, Albany County (Schulz v. State of New York), that petitioners had standing as voters under the State Constitution to bring such action.

Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum. At this time there can be no forecast of the likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future. The State has not indicated that the temporary injunction issued by the Supreme Court in this action will have any immediate impact on its financial condition or interfere with projects requiring immediate action.

Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Both the Revised 1992-1993 State Financial Plan and the recommended 1993-94 State Financial Plan includes a significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs. It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1993-94 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers" ) resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board" ) by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately $31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1991. In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1 million.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York IM-IT Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

Tax Status. For a discussion of the Federal tax status of income earned on New York IM-IT Trust Units, see "Federal Tax Status" in Part II of this Prospectus.

In the opinion of Kroll & Tract LLP, special counsel to the Fund for New York tax matters, under existing New York law:

The New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

Per Unit Information:                                                             Semi-
                                                                     Monthly      Annual
                                                                    ------------ -----------
Calculation of Estimated Net Annual Unit Income <F1>:
 Estimated Annual Interest Income per Unit......................... $     54.34  $    54.34
 Less: Estimated Annual Expense per Unit <F2>...................... $      2.03  $     1.54
 Less: Annual Premium on Portfolio Insurance per Unit..............          --          --
 Estimated Net Annual Interest Income per Unit..................... $     52.31  $    52.80
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income per Unit..................... $     52.31  $    52.80
 Divided by 12 and 2, respectively................................. $      4.35  $    26.40
Estimated Daily Rate of Net Interest Accrual per Unit.............. $    .14531  $   .14668
Estimated Current Return Based on Public Offering Price <F1><F3>...        5.23%       5.28%
Estimated Long-Term Return <F3>....................................        5.26%       5.31%
Estimated Initial Monthly Distribution (May 1997).................. $      5.66
Estimated Initial Semi-annual Distribution (May 1997)..............              $     5.72
Estimated Normal Distribution per Unit <F3>........................ $      4.35  $    26.40

Trustee's Annual Fee <F1><F4>... $.91 and $.51 per $1,000 principal amount of Bonds, respectively, for those portions of the
                                 New York IM-IT Trust under the monthly and semi-annual distribution plans
Record and Computation Dates.... TENTH day of the month as follows: monthly--each month; semi-annual--May and November
Distribution Dates.............. TWENTY-FIFTH day of the month as follows: monthly--each month; semi-annual--
                                 May and November


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<F1>During the first year the Trustee will reduce its fee by approximately $.34 per Unit (which amount is the estimated interest to be earned per Unit prior to the expected delivery dates for the "when, as and if issued" Bonds included in this Trust). Should such estimated interest exceed such amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be that amount indicated above. Estimated Annual Interest Income per Unit will be increased to $54.68. Estimated Annual Expense per Unit (excluding insurance) will be increased to $2.37 and $1.88 under the monthly and semi-annual distribution plans, respectively; and Estimated Net Annual Interest Income per Unit will remain the same as shown. See "
Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus.

<F2>Excluding insurance costs. The Estimated Annual Expenses are expected to fluctuate periodically (see "Trust Administration--Fund Administration and Expenses--Miscellaneous Expenses" in Part II of this Prospectus).

<F3>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge. See "Unitholder Explanations--Public Offering--General" in Part II of this Prospectus. For a discussion of how these returns are calculated, see "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns" in Part II of this Prospectus. These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities. The estimated cash flows for this Series are set forth under "Other Matters--Estimated Cash Flows to Unitholders" .

<F4>Based on the size of the Trust on the Date of Deposit and assuming all
Unitholders had chosen the semi-annual distribution plan, the Trustee's estimated annual fees for ordinary recurring services would initially amount to $1,530. Assuming in the alternative that all Unitholders had elected the monthly distribution plan, such fees would initially amount to $2,730.

NEW YORK INSURED MUNICIPALS INCOME TRUST
SERIES 140 (214TH INSURED MULTI-SERIES)
PORTFOLIO As of March 26, 1997

                                                                                                                      Offering
                                                                                                                      Price To New
Aggregate     Name of Issuer, Title, Interest Rate and Maturity Date of either                     Redemption         York  IM-IT
              Bonds Deposited or Bonds Contracted for<F1><F5>                          Rating<F2>  Feature<F3>        Trust<F4>
------------- --------------------------------------------------------------------- -------------- ------------------ -------------
$     500,000 New York State Dormitory Authority, City University System
              Consolidated Revenue Bonds (City University Issue) Series 1993F                      2003 @ 100
              (FGIC Insured)  #5.00% Due 7/1/2020..................................            AAA 2015 @ 100 S.F.    $     445,915
      500,000 New York State Dormitory Authority, Revenue Bonds (Department of
              Education of the State of New York Issue) Series 1996 (CapMAC                        2006 @ 102
              Insured)  #5.75% Due 7/1/2021........................................            AAA 2012 @ 100 S.F.          496,375
      250,000 New York State Dormitory Authority, Rensselaer Polytechnic                           2003 @ 101
              Institute, Revenue Bonds (MBIA Insured)  #5.25% Due 7/1/2022##.......            AAA 2013 @ 100 S.F.          231,872
      250,000 New York State Dormitory Authority, State University Educational
              Facilities Revenue Bonds, Series 1993C (FGIC Insured)  #5.40% Due                    2004 @ 102
              5/15/2023............................................................            AAA 2014 @ 100 S.F.          236,265
      250,000 New York, New York, City Municipal Water and Sewer System Revenue                    2005 @ 100
              Bonds, Series A (AMBAC Indemnity Insured)  #5.50% Due 6/15/2023......            AAA 2021 @ 100 S.F.          239,890
      500,000 Western Nassau County, New York, Water Authority, Water System                       2006 @ 102
              Revenue Bonds (AMBAC Indemnity Insured)  #5.65% Due 5/1/2026.........            AAA 2017 @ 100 S.F.          491,990
      250,000 Battery Park City Authority, New York, Revenue Junior Bonds, Series                  2006 @ 102
              A (AMBAC Indemnity Insured)  #5.50% Due 11/1/2026....................            AAA 2017 @ 100 S.F.          240,688
      500,000 New York State Medical Care Facilities Finance Agency, Montefiore
              Medical Center, FHA Insured Mortgage Revenue Bonds, Series 1995A
              (AMBAC Indemnity Insured)  #6.00% Due 2/15/2035......................            AAA 2005 @ 102               506,155
$   3,000,000                                                                                                         $   2,889,150
=============                                                                                                         =============

----------
All of the Bonds in the portfolio are insured by one of the Preinsured Bond Insurers as indicated in the Bond name. See "Unitholder
Explanations--Insurance on the Bonds in the Insured Trusts" in Part II of this Prospectus.

For an explanation of the footnotes used on this page, see "Notes to Portfolios" .

As of the Date of Deposit: March 26, 1997

--------------------------------------------------------------------------
(1)All Securities are represented by "regular way" or "when issued" contracts for the performance of which an irrevocable letter of credit, obtained from an affiliate of the Trustee, has been deposited with the Trustee. At the Date of Deposit, Securities may have been delivered to the Sponsor pursuant to certain of these contracts; the Sponsor has assigned to the Trustee all of its right, title and interest in and to such Securities. Contracts to acquire Securities were entered into during the period from February 28, 1997 to March 26, 1997. These Securities have expected settlement dates ranging from March 26, 1997 to April 29, 1997 (see "Unitholder Explanations--Settlement of Bonds in the Trusts" in Part II of this Prospectus).

(2)All ratings are by Standard & Poor's unless otherwise indicated. "*" indicates that the rating of the Bond is by Moody's. The ratings represent the latest published ratings by the respective rating agency or, if not published, represent private letter ratings or those ratings expected to be published by the respective rating agency. "Y" indicates that such rating is contingent upon physical receipt by the respective rating agency of a policy of insurance obtained by the issuer of the bonds involved and issued by the Preinsured Bond Insurer named in the bond's title. A commitment for insurance in connection with these bonds has been issued by the Preinsured Bond Insurer named in the bond's title. "N/R" indicates that the applicable rating service did not provide a rating for that particular Security. For a brief description of the rating symbols and their related meanings, see "Description of Ratings" in Part II of this Prospectus.

(3)There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to extraordinary optional or mandatory redemptions if certain events occur. For a general discussion of certain of these events, see "Unitholder Explanations--Settlement of Bonds in the Trusts--Risk Factors" in Part II of this Prospectus. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Securities and there will be distributed to Unitholders the principal amount and any premium received on such redemption. The Estimated Current Return and Estimated Long-Term Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

(4)Evaluation of Securities is made on the basis of current offering prices for the Securities. The offering prices are greater than the current bid prices of the Securities which is the basis on which Unit value is determined for purposes of redemption of Units (see "Unitholder Explanations--Public Offering--Offering Price" in Part II of this Prospectus).

(5)Other information regarding the Bonds in each Trust, as of the Date of Deposit, is as follows:

                                                          Annual
                     Annual                    Profit     Interest    Bid Side
                     Insurance   Cost to       (Loss) to  Income to   Evaluation
Trust                Cost        Sponsor       Sponsor    Trust       of  Bonds
                     ----------- ------------- ---------- ----------- -------------
IM-IT............... $--         $   8,555,154 $   78,063 $   500,800 $   8,565,097
Arizona IM-IT....... $--         $   2,848,967 $   21,166 $   158,581 $   2,847,633
California IM-IT.... $--         $   2,859,444 $   23,999 $   164,969 $   2,860,756
Connecticut IM-IT... $--         $   2,880,349 $   30,677 $   164,175 $   2,888,526
Florida IM-IT....... $--         $   2,871,636 $   23,219 $   164,625 $   2,872,205

New York IM-IT...... $--         $   2,865,593 $   23,557 $   166,125 $   2,866,650


The Bonds in the Insured Trusts are insured as follows:

                     Bonds insured           Bonds insured
                     under AMBAC             under Financial
Trust                Indemnity               Guaranty                Preinsured    Total
                     portfolio insurance     portfolio insurance     Bonds
                     ----------------------- ----------------------- ------------- --------
IM-IT............... --                      --                      100%          100%
Arizona IM-IT....... --                      --                      100%          100%
California IM-IT.... --                      --                      100%          100%
Connecticut IM-IT... --                      --                      100%          100%
Florida IM-IT....... --                      --                      100%          100%
New York IM-IT...... --                      --                      100%          100%

The breakdown of the Preinsured Bond Insurers is as follows: IM-IT Trust-- AMBAC Indemnity 33%, Financial Guaranty 18% and MBIA 49%; Arizona IM-IT Trust-- Financial Guaranty 32% and MBIA 68%; California IM-IT Trust-- AMBAC Indemnity 28%, Financial Guaranty 64% and MBIA 8%; Connecticut IM-IT Trust-- Financial Guaranty 14%, MBIA 78% and FSA 8%; Florida IM-IT Trust-- AMBAC Indemnity 24%, Financial Guaranty 16% and MBIA 60%; New York IM-IT Trust-- AMBAC Indemnity 50%, Financial Guaranty 25%, MBIA 8% and CapMAC 17%.

The Sponsor may have entered into contracts which hedge interest rate fluctuations on certain Bonds in certain Trusts. The cost of any such contracts and the corresponding gain or loss is included in the Cost to Sponsor. Securities marked by a double pound symbol (##) following the maturity date have been purchased on a "when, as and if issued" or "delayed delivery" basis. Interest on these Securities begins accruing to the benefit of Unitholders on their respective dates of delivery. Delivery is expected to take place at various dates after the First Settlement Date as follows:

                     Percent of
                     Aggregate Principal    Range of Days Subsequent to
Trust                Amount                 First Settlement Date
                     ---------------------- -------------------------------
IM-IT...............                    14%                    1 to 13 days
Arizona IM-IT.......                    22%                     2 to 9 days
California IM-IT....                     --                              --
Connecticut IM-IT...                     --                              --
Florida IM-IT.......                    16%                          3 days
New York IM-IT......                     8%                         28 days

On the Date of Deposit, the offering side evaluations of the Securities in each of the IM-IT, Arizona IM-IT, California IM-IT, Connecticut IM-IT, Florida IM-IT and New York IM-IT Trusts were higher than the bid side evaluations of such Securities by 0.75% of the aggregate principal amounts of such Securities.

"#" prior to the coupon rate indicates that such Bond was issued at an original issue discount. The tax effect of Bonds issued at an original issue discount is described in "Federal Tax Status" in Part II of this Prospectus.

(6)This Bond has been purchased at a deep discount from the par value because there is little or no stated interest thereon. Bonds which pay no interest are normally described as "zero coupon" bonds. Over the life of bonds purchased at a deep discount, the value of such bonds will increase such that upon maturity the holders of such bonds will receive 100% of the principal amount thereof. To the extent that zero coupon bonds are sold or called prior to maturity, there is no guarantee that the value of the proceeds received therefrom by the Trust will equal or exceed the par value that would have been obtained at maturity of such zero coupon bonds. Approximately 1% of the aggregate principal amount of the Securities in each of the IM-IT and Florida IM-IT Trusts are "zero coupon" bonds. See "Unitholder
Explanations--Settlement of Bonds in the Trusts--Risk Factors" in Part II of this Prospectus for a discussion of zero coupon bonds.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Insured Municipals Income Trust, 214th Insured Multi-Series (IM-IT, Arizona IM-IT, California IM-IT, Connecticut IM-IT, Florida IM-IT and New York IM-IT Trusts):

We have audited the accompanying statements of condition and the related portfolios of Insured Municipals Income Trust, 214th Insured Multi-Series (IM-IT, Arizona IM-IT, California IM-IT, Connecticut IM-IT, Florida IM-IT and New York IM-IT Trusts) as of March 26, 1997. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of irrevocable letters of credit deposited to purchase tax-exempt securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, 214th Insured Multi-Series (IM-IT, Arizona IM-IT, California IM-IT, Connecticut IM-IT, Florida IM-IT and New York IM-IT Trusts) as of March 26, 1997, in conformity with generally accepted accounting principles.

Chicago, Illinois                          GRANT THORNTON LLP
March 26, 1997


INSURED MUNICIPALS INCOME TRUST,
 214th INSURED MULTI-SERIES
Statements of Condition
As of March 26, 1997

INVESTMENT IN SECURITIES                                                  Arizona       California
                                                            IM-IT Trust   IM-IT Trust   IM-IT Trust
                                                            ------------- ------------- -------------
Contracts to purchase tax-exempt securities <F1><F2><F3>... $   8,633,217 $   2,870,133 $   2,883,443
Accrued interest to the First Settlement Date <F1><F3>.....       111,468        30,271        58,284
                                                            ------------- ------------- -------------
Total...................................................... $   8,744,685 $   2,900,404 $   2,941,727
                                                            ============= ============= =============
LIABILITY AND INTEREST OF UNITHOLDERS
Liability--
Accrued interest payable to Sponsor <F1><F3>............... $     111,468 $      30,271 $      58,284
Interest of Unitholders--
Cost to investors <F4>.....................................     9,078,000     3,018,000     3,032,000
Less: Gross underwriting commission <F4>...................       444,783       147,867       148,557
                                                            ------------- ------------- -------------
Net interest to Unitholders <F1><F3><F4>...................     8,633,217     2,870,133     2,883,443
                                                            ------------- ------------- -------------
Total...................................................... $   8,744,685 $   2,900,404 $   2,941,727
                                                            ============= ============= =============


==========

<F1>The aggregate value of the Securities listed under "Portfolio" for each Trust herein, and their cost to such Trust are the same. The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Unitholder Explanations--Public Offering--Offering Price" in Part II of this Prospectus. The contracts to purchase tax-exempt Securities are collateralized by irrevocable letters of credit which have been deposited with the Trustee in and for the following amounts:


                                        Principal     Offering      Accrued
                          Amount of     Amount of     Price of      Interest to
                          Letter of     Bonds Under   Bonds Under   Expected
                          Credit        Contracts     Contracts     Delivery  Dates
                          ------------- ------------- ------------- -----------------
IM-IT Trust.............. $   8,743,530 $   9,105,000 $   8,633,217 $         110,313
Arizona IM-IT Trust...... $   2,899,568 $   3,000,000 $   2,870,133 $          29,435
California IM-IT Trust... $   2,939,471 $   3,025,000 $   2,883,443 $          56,028


<F2>Insurance coverage providing for timely payment, when due, of all principal and interest on the Bonds in the Insured Trusts has been obtained by such Trusts, by a prior owner of such Bonds, by the Sponsor prior to the deposit of such Bonds or by the issuers of such Bonds. Such insurance does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by the Insured Trusts is effective only while Bonds thus insured are held in such Trusts. Neither the bid nor offering prices of the underlying
Bonds or of the Units, absent situations in which bonds are in default in payment of principal or interest or in significant risk of such default, include value, if any, attributable to the insurance obtained by such Trusts.

<F3>The Trustee will advance to the Trust the amount of net interest accrued to
April 1, 1997, the First Settlement Date, for distribution to the Sponsor as the Unitholder of record as of the First Settlement Date.

<F4>The aggregate public offering price (exclusive of interest) and the aggregate sales charge are computed on the bases set forth under "Unitholder
Explanations--Public Offering--Offering Price" and "Trust
Administration--General--Sponsor and Underwriter Compensation" in Part II of this Prospectus and assume all single transactions involve less than 100
Units. For single transactions involving 100 or more Units, the sales charge is reduced (see "Unitholder Explanations--Public Offering--General" in
Part II of this Prospectus) resulting in an equal reduction in both the Cost to investors and the Gross underwriting commission while the Net interest to Unitholders remains unchanged.


INSURED MUNICIPALS INCOME TRUST,
 214th INSURED MULTI-SERIES
Statements of Condition (Continued)
As of March 26, 1997

INVESTMENT IN SECURITIES                                    Connecticut   Florida       New York
                                                            IM-IT Trust   IM-IT Trust   IM-IT Trust
                                                            ------------- ------------- -------------
Contracts to purchase tax-exempt securities <F1><F2><F3>... $   2,911,026 $   2,894,855 $   2,889,150
Accrued interest to the First Settlement Date <F1><F3>.....        38,648        66,408        48,958
                                                            ------------- ------------- -------------
Total...................................................... $   2,949,674 $   2,961,263 $   2,938,108
                                                            ============= ============= =============
LIABILITY AND INTEREST OF UNITHOLDERS
Liability--
Accrued interest payable to Sponsor <F1><F3>............... $      38,648 $      66,408 $      48,958
Interest of Unitholders--
Cost to investors <F4>.....................................     3,061,000     3,044,000     3,038,000
Less: Gross underwriting commission <F4>...................       149,974       149,145       148,850
                                                            ------------- ------------- -------------
Net interest to Unitholders <F1><F3><F4>...................     2,911,026     2,894,855     2,889,150
                                                            ------------- ------------- -------------
Total...................................................... $   2,949,674 $   2,961,263 $   2,938,108
                                                            ============= ============= =============


==========

<F1>The aggregate value of the Securities listed under "Portfolio" for each Trust herein, and their cost to such Trust are the same. The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Unitholder Explanations--Public Offering--Offering Price" in Part II of this Prospectus. The contracts to purchase tax-exempt Securities are collateralized by irrevocable letters of credit which have been deposited with the Trustee in and for the following amounts:


                                         Principal     Offering      Accrued
                           Amount of     Amount of     Price of      Interest to
                           Letter of     Bonds Under   Bonds Under   Expected
                           Credit        Contracts     Contracts     Delivery  Dates
                           ------------- ------------- ------------- ----------------
Connecticut IM-IT Trust... $   2,947,614 $   3,000,000 $   2,911,026 $         36,588
Florida IM-IT Trust....... $   2,960,718 $   3,040,000 $   2,894,855 $         65,863
New York IM-IT Trust...... $   2,937,503 $   3,000,000 $   2,889,150 $         48,353


Insurance coverage providing for timely payment, when due, of all principal and interest on the Bonds in the Insured Trusts has been obtained by such Trusts, by a prior owner of such Bonds, by the Sponsor prior to the deposit of such Bonds or by the issuers of such Bonds. Such insurance does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by the Insured Trusts is effective only while Bonds thus insured are held in such Trusts. Neither the bid nor offering prices of the underlying Bonds or of the Units, absent situations in which bonds are in default in payment of principal or interest or in significant risk of such default, include value, if any, attributable to the insurance obtained by such Trusts.

The Trustee will advance to the Trust the amount of net interest accrued to April 1, 1997, the First Settlement Date, for distribution to the Sponsor as the Unitholder of record as of the First Settlement Date.

The aggregate public offering price (exclusive of interest) and the aggregate sales charge are computed on the bases set forth under "Unitholder Explanations--Public Offering--Offering Price" and "Trust Administration--General--Sponsor and Underwriter Compensation" in Part II of this Prospectus and assume all single transactions involve less than 100 Units. For single transactions involving 100 or more Units, the sales charge is reduced (see "Unitholder Explanations--Public Offering--General" in
Part II of this Prospectus) resulting in an equal reduction in both the Cost to investors and the Gross underwriting commission while the Net interest to Unitholders remains unchanged.

EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN TABLES

--------------------------------------------------------------------------
As of the date of this Prospectus, the following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under combined Federal and State taxes (where applicable) using the published Federal and State tax rates (where applicable) scheduled to be in effect in 1997. They incorporate increased tax rates for higher income taxpayers that were included in the Revenue Reconciliation Act of 1993. These tables illustrate approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. The tables assume that Federal taxable income is equal to State income subject to tax, and for cases in which more than one State rate falls within a Federal bracket, the State rate corresponding to the highest income within that Federal bracket is used. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The tables do not reflect any local taxes or any taxes other than personal income taxes. The tables do not show the approximate taxable estimated current returns for individuals that are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following tables for those individuals who have adjusted gross incomes in excess of $121,200. The tables do not reflect the effect of Federal or State limitations (if any) on the amount of allowable itemized deductions and the deduction for personal or dependent exemptions or any other credits. These limitations were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the marginal maximum Federal tax rate to approximately 44 percent for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41 percent for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions. See " Federal Tax Status" in Part II of this Prospectus for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

IMIT



Taxable Income ($1,000's)                                             Tax-Exempt Estimated Current Return
---------------------------------------          -------------------------------------------------------------------------
 Single              Joint              Tax       5%         5 1/2%    6%        6 1/2%     7%        7 1/2%     8%
 Return              Return             Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------- -------  -------------------------------------------------------------------------
$         0 - 24.65 $         0 - 41.20      15%      5.88%     6.47%     7.06%     7.65%      8.24%      8.82%      9.41%
      24.65 - 59.75       41.20 - 99.60      28       6.94      7.64      8.33      9.03       9.72      10.42      11.11
     59.75 - 124.65      99.60 - 151.75      31       7.25      7.97      8.70      9.42      10.14      10.87      11.59
    124.65 - 271.05     151.75 - 271.05      36       7.81      8.59      9.38     10.16      10.94      11.72      12.50
        Over 271.05         Over 271.05    39.6       8.28      9.11      9.93     10.76      11.59      12.42      13.25

ARIZONA

Taxable Income ($1,000's)                                             Tax-Exempt Estimated Current Return
---------------------------------------          -------------------------------------------------------------------------
 Single              Joint              Tax       5%         5 1/2%    6%        6 1/2%     7%        7 1/2%     8%
 Return              Return             Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------- -------  -------------------------------------------------------------------------
$         0 - 24.65 $         0 - 41.20     18%      6.10%      6.71%     7.32%     7.93%      8.54%     9.15%      9.76%
                          41.20 - 99.60     31       7.25       7.97      8.70      9.42      10.14     10.87      11.59
      24.65 - 59.75                       31.7       7.32       8.05      8.78      9.52      10.25     10.98      11.71
     59.75 - 124.65      99.60 - 151.75   34.6       7.65       8.41      9.17      9.94      10.70     11.47      12.23
                        151.75 - 271.05   39.3       8.24       9.06      9.88     10.71      11.53     12.36      13.18
    124.65 - 271.05                       39.6       8.28       9.11      9.93     10.76      11.59     12.42      13.25
        Over 271.05         Over 271.05     43       8.77       9.65     10.53     11.40      12.28     13.16      14.04

CALIFORNIA

Taxable Income ($1,000's)                                             Tax-Exempt Estimated Current Return
---------------------------------------          -------------------------------------------------------------------------
 Single              Joint              Tax       5%         5 1/2%    6%        6 1/2%     7%        7 1/2%     8%
 Return              Return             Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------- -------  -------------------------------------------------------------------------
$         0 - 24.65 $         0 - 41.20    20.1%      6.26%     6.88%     7.51%     8.14%      8.76%     9.39%      10.01%
      24.65 - 59.75       41.20 - 99.60    34.7       7.66      8.42      9.19      9.95      10.72     11.49        12.25
     59.75 - 124.65      99.60 - 151.75    37.4       7.99      8.79      9.58     10.38      11.18     11.98        12.78
    124.65 - 271.05     151.75 - 271.05      42       8.62      9.48     10.34     11.21      12.07     12.93        13.79
        Over 271.05         Over 271.05    45.2       9.12     10.04     10.95     11.86      12.77     13.69        14.60

----------
* The State tax brackets are those for 1996. The 1997 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released.

CONNECTICUT

Taxable Income ($1,000's)                                             Tax-Exempt Estimated Current Return
---------------------------------------          -------------------------------------------------------------------------
 Single              Joint              Tax       5%         5 1/2%    6%        6 1/2%     7%        7 1/2%     8%
 Return              Return             Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------- -------  -------------------------------------------------------------------------
                    $         0 - 41.20    18.1%      6.11%     6.72%     7.33%     7.94%      8.55%     9.16%      9.77%
$         0 - 24.65                        18.3       6.12      6.73      7.34      7.96       8.57      9.18       9.79
                          41.20 - 99.60    31.2       7.27      7.99      8.72      9.45      10.17     10.90      11.63
      24.65 - 59.75                        31.2       7.27      7.99      8.72      9.45      10.17     10.90      11.63
     59.75 - 124.65      99.60 - 151.75    34.1       7.59      8.35      9.10      9.86      10.62     11.38      12.14
    124.65 - 271.05     151.75 - 271.05    38.9       8.18      9.00      9.82     10.64      11.46     12.27      13.09
        Over 271.05         Over 271.05    42.3       8.67      9.53     10.40     11.27      12.13     13.00      13.86

FLORIDA

Taxable Income ($1,000's)                                             Tax-Exempt Estimated Current Return
---------------------------------------          -------------------------------------------------------------------------
 Single              Joint              Tax       5%         5 1/2%    6%        6 1/2%     7%        7 1/2%     8%
 Return              Return             Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------- -------  -------------------------------------------------------------------------
$         0 - 24.65 $         0 - 41.20      15%      5.88%     6.47%     7.06%     7.65%      8.24%     8.82%      9.41%
      24.65 - 59.75       41.20 - 99.60      28       6.94      7.64      8.33      9.03       9.72     10.42      11.11
     59.75 - 124.65      99.60 - 151.75      31       7.25      7.97      8.70      9.42      10.14     10.87      11.59
    124.65 - 271.05     151.75 - 271.05      36       7.81      8.59      9.38     10.16      10.94     11.72      12.50
        Over 271.05         Over 271.05    39.6       8.28      9.11      9.93     10.76      11.59     12.42      13.25

----------
* The State of Florida does not impose an income tax on individuals. However, Florida does impose an intangible personal property tax, which is not included in this table because it is generally based on property value rather than income.

NEW YORK

Taxable Income ($1,000's)                                             Tax-Exempt Estimated Current Return
---------------------------------------          -------------------------------------------------------------------------
 Single              Joint              Tax       5%         5 1/2%    6%        6 1/2%     7%        7 1/2%     8%
 Return              Return             Bracket                    Equivalent Taxable Estimated Current Return
--------------------------------------- -------  -------------------------------------------------------------------------
$         0 - 24.65 $         0 - 41.20    20.8%      6.31%     6.94%     7.58%     8.21%      8.84%     9.47%      10.10%
      24.65 - 59.75       41.20 - 99.60    32.9       7.45      8.20      8.94      9.69      10.43     11.18       11.92
     59.75 - 124.65      99.60 - 151.75    35.7       7.78      8.55      9.33     10.11      10.89     11.66       12.44
    124.65 - 271.05     151.75 - 271.05    40.4       8.39      9.23     10.07     10.91      11.74     12.58       13.42
        Over 271.05         Over 271.05    43.7       8.88      9.77     10.66     11.55      12.43     13.32       14.21

----------
* The table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified periods on other similar Van Kampen American Capital sponsored unit investment trusts with inflation rates and with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trusts. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

ESTIMATED CASH FLOWS TO UNITHOLDERS

--------------------------------------------------------------------------
The tables below set forth the per Unit estimated monthly and semi-annual distributions of interest and principal to Unitholders. The tables assume no changes in expenses, no changes in the current interest rates, no exchanges, redemptions, sales or prepayments of the underlying Securities prior to maturity or expected retirement date and the receipt of principal upon maturity or expected retirement date. To the extent the foregoing assumptions change actual distributions will vary.

IM-IT Trust

Monthly

                                          Estimated       Estimated       Estimated
Distribution Dates                        Interest        Principal       Total
(Each Month)                              Distribution    Distribution    Distribution
----------------------------------------- --------------- --------------- ---------------
May            1997                             $    5.74                       $    5.74
June           1997 - February       2007            4.41                            4.41
March          2007                                  4.18      $    55.07           59.25
April          2007 - March          2008            4.14                            4.14
April          2008                                  3.68          110.16          113.84
May            2008 - November       2008            3.59                            3.59
December       2008                                  3.49           66.64           70.13
January        2009 - April          2020            3.25                            3.25
May            2020                                  3.10          110.16          113.26
June           2020 - August         2020            2.76                            2.76
September      2020                                  2.35          110.16          112.51
October        2020 - February       2021            2.27                            2.27
March          2021                                  2.17           77.11           79.28
April          2021 - May            2021            1.94                            1.94
June           2021                                  1.94            5.50            7.44
July           2021 - May            2023            1.94                            1.94
June           2023                                  1.56          110.16          111.72
July           2023 - October        2023            1.49                            1.49
November       2023                                  1.42           55.08           56.50
December       2023 - January        2027            1.26                            1.26
February       2027                                  1.16           66.09           67.25
March          2027                                   .60          137.70          138.30
April          2027 - September      2036             .28                             .28
October        2036                                   .14           99.14           99.28

IM-IT Trust (Continued)

Semi-annual

Distribution Dates                       Estimated       Estimated       Estimated
(Each June and December                  Interest        Principal       Total
Unless Otherwise Indicated)              Distribution    Distribution    Distribution
---------------------------------------- --------------- --------------- ---------------
June           1997                           $    10.25                      $    10.25
December       1997 - December      2006           26.75                           26.75
March          2007                                           $    55.07           55.07
June           2007                                25.69                           25.69
December       2007                                25.09                           25.09
April          2008                                               110.16          110.16
June           2008                                23.53                           23.53
December       2008                                21.69           66.64           88.33
June           2009 - December      2019           19.79                           19.79
May            2020                                               110.16          110.16
June           2020                                19.15                           19.15
September      2020                                               110.16          110.16
December       2020                                14.94                           14.94
March          2021                                                77.11           77.11
June           2021                                12.81            5.50           18.31
December       2021 - December      2022           11.94                           11.94
June           2023                                11.56          110.16          121.72
November       2023                                                55.08           55.08
December       2023                                 8.89                            8.89
June           2024 - December      2026            7.81                            7.81
February       2027                                                66.09           66.09
March          2027                                               137.70          137.70
June           2027                                 4.13                            4.13
December       2027 - June          2036            1.95                            1.95
October        2036                                 1.16           99.14          100.30

Arizona IM-IT Trust


Monthly

                                  Estimated       Estimated       Estimated
Distribution Dates                Interest        Principal       Total
(Each Month)                      Distribution    Distribution    Distribution
--------------------------------- --------------- --------------- ---------------
May         1997                        $    5.43                       $    5.43
June        1997 - June      2008            4.18                            4.18
July        2008                             3.99     $    132.53          136.52
August      2008 - June      2014            3.55                            3.55
July        2014                             3.50           33.14           36.64
August      2014 - June      2016            3.40                            3.40
July        2016                             3.30           82.83           86.13
August      2016 - June      2017            3.05                            3.05
July        2017                             2.81          183.90          186.71
August      2017 - June      2021            2.25                            2.25
July        2021                             1.96          230.29          232.25
August      2021 - June      2023            1.29                            1.29
July        2023                             1.10          165.67          166.77
August      2023 - June      2025             .66                             .66
July        2025                              .44          165.67          166.11

Semi-annual

Distribution Dates                    Estimated       Estimated       Estimated
(Each January and July                Interest        Principal       Total
Unless Otherwise Indicated)           Distribution    Distribution    Distribution
------------------------------------- --------------- --------------- ---------------
July         1997                          $    13.91                      $    13.91
January      1998 - January      2008           25.31                           25.31
July         2008                               25.11     $    132.53          157.64
January      2009 - January      2014           21.49                           21.49
July         2014                               21.45           33.14           54.59
January      2015 - January      2016           20.62                           20.62
July         2016                               20.52           82.83          103.35
January      2017                               18.50                           18.50
July         2017                               18.26          183.90          202.16
January      2018 - January      2021           13.67                           13.67
July         2021                               13.38          230.29          243.67
January      2022 - January      2023            7.84                            7.84
July         2023                                7.65          165.67          173.32
January      2024 - January      2025            4.01                            4.01
July         2025                                3.79          165.67          169.46


California IM-IT Trust

Monthly

                                          Estimated       Estimated       Estimated
Distribution Dates                        Interest        Principal       Total
(Each Month)                              Distribution    Distribution    Distribution
----------------------------------------- --------------- --------------- ---------------
May            1997                             $    5.63                       $    5.63
June           1997 - July           2008            4.33                            4.33
August         2008                                  4.10     $    164.90          169.00
September      2008 - May            2020            3.56                            3.56
June           2020                                  3.26           82.46           85.72
July           2020 - June           2022            3.21                            3.21
July           2022                                  3.01          140.17          143.18
August         2022 - September      2022            2.54                            2.54
October        2022                                  2.32          164.91          167.23
November       2022 - June           2023            1.82                            1.82
July           2023                                  1.78           32.98           34.76
August         2023 - October        2023            1.68                            1.68
November       2023                                  1.48          164.90          166.38
December       2023 - April          2024            1.02                            1.02
May            2024                                   .79          164.91          165.70
June           2024 - July           2028             .26                             .26
August         2028                                   .16           82.46           82.62

Semi-annual

Distribution Dates                     Estimated       Estimated       Estimated
(Each January and July                 Interest        Principal       Total
Unless Otherwise Indicated)            Distribution    Distribution    Distribution
-------------------------------------- --------------- --------------- ---------------
July          1997                          $    14.43                      $    14.43
January       1998 - July         2008           26.25                           26.25
August        2008                                         $    164.90          164.90
January       2009                               22.11                           22.11
July          2009 - January      2020           21.57                           21.57
June          2020                                               82.46           82.46
July          2020                               20.92                           20.92
January       2021 - January      2022           19.45                           19.45
July          2022                               19.25          140.17          159.42
October       2022                                              164.91          164.91
January       2023                               13.04                           13.04
July          2023                               11.05           32.98           44.03
November      2023                                              164.90          164.90
January       2024                                8.70                            8.70
May           2024                                              164.91          164.91
July          2024                                4.47                            4.47
January       2025 - July         2028            1.66                            1.66
August        2028                                 .17           82.46           82.63

Connecticut IM-IT Trust


Monthly

                                      Estimated       Estimated       Estimated
Distribution Dates                    Interest        Principal       Total
(Each Month)                          Distribution    Distribution    Distribution
------------------------------------- --------------- --------------- ---------------
May         1997                            $    5.55                       $    5.55
June        1997 - February      2008            4.27                            4.27
March       2008                                 4.15      $    81.67           85.82
April       2008 - June          2023            3.89                            3.89
July        2023                                 3.65          192.75          196.40
August      2023 - June          2025            3.09                            3.09
July        2025                                 2.80          215.61          218.41
August      2025 - June          2026            2.11                            2.11
July        2026                                 1.67          326.69          328.36
August      2026 - June          2027             .66                             .66
July        2027                                  .44          163.35          163.79

Semi-annual

Distribution Dates                    Estimated       Estimated       Estimated
(Each January and July                Interest        Principal       Total
Unless Otherwise Indicated)           Distribution    Distribution    Distribution
------------------------------------- --------------- --------------- ---------------
July         1997                          $    14.23                      $    14.23
January      1998 - January      2008           25.88                           25.88
March        2008                                          $    81.67           81.67
July         2008                               24.24                           24.24
January      2009 - January      2023           23.59                           23.59
July         2023                               23.34          192.75          216.09
January      2024 - January      2025           18.77                           18.77
July         2025                               18.48          215.61          234.09
January      2026                               12.84                           12.84
July         2026                               12.40          326.69          339.09
January      2027                                4.05                            4.05
July         2027                                3.84          163.35          167.19


Florida IM-IT Trust

Monthly

                                         Estimated       Estimated       Estimated
Distribution Dates                       Interest        Principal       Total
(Each Month)                             Distribution    Distribution    Distribution
---------------------------------------- --------------- --------------- ---------------
May           1997                             $    5.60                       $    5.60
June          1997 - November       2020            4.30                            4.30
December      2020                                  4.01      $    82.12           86.13
January       2021 - April          2021            3.95                            3.95
May           2021                                  3.85           82.13           85.98
June          2021 - September      2023            3.61                            3.61
October       2023                                  3.61           13.14           16.75
November      2023 - April          2025            3.61                            3.61
May           2025                                  3.40          157.69          161.09
June          2025 - September      2025            2.91                            2.91
October       2025                                  2.79           88.70           91.49
November      2025 - May            2026            2.51                            2.51
June          2026                                  2.29          164.26          166.55
July          2026 - September      2026            1.78                            1.78
October       2026                                  1.67           82.13           83.80
November      2026 - September      2027            1.41                            1.41
October       2027                                  1.19          164.25          165.44
November      2027 - September      2036             .68                             .68
October       2036                                   .46          164.26          164.72

Florida IM-IT Trust (Continued)

Semi-annual

Distribution Dates                     Estimated       Estimated       Estimated
(Each January and July                 Interest        Principal       Total
Unless Otherwise Indicated)            Distribution    Distribution    Distribution
-------------------------------------- --------------- --------------- ---------------
July          1997                          $    14.33                      $    14.33
January       1998 - July         2020           26.06                           26.06
December      2020                                          $    82.12           82.12
January       2021                               25.42                           25.42
May           2021                                               82.13           82.13
July          2021                               23.15                           23.15
January       2022 - July         2023           21.85                           21.85
October       2023                                               13.14           13.14
January       2024 - January      2025           21.85                           21.85
May           2025                                              157.69          157.69
July          2025                               20.23                           20.23
October       2025                                               88.70           88.70
January       2026                               16.31                           16.31
June          2026                                              164.26          164.26
July          2026                               14.28                           14.28
October       2026                                               82.13           82.13
January       2027                                9.58                            9.58
July          2027                                8.57                            8.57
October       2027                                              164.25          164.25
January       2028                                6.14                            6.14
July          2028 - July         2036            4.15                            4.15
October       2036                                1.85          164.26          166.11

New York IM-IT Trust

Monthly

                                        Estimated       Estimated       Estimated
Distribution Dates                      Interest        Principal       Total
(Each Month)                            Distribution    Distribution    Distribution
--------------------------------------- --------------- --------------- ---------------
May           1997                            $    5.66                       $    5.66
June          1997 - February      2007            4.35                            4.35
March         2007                                 3.69     $    164.58          168.27
April         2007 - June          2020            3.55                            3.55
July          2020                                 3.35          164.58          167.93
August        2020 - June          2021            2.89                            2.89
July          2021                                 2.66          164.58          167.24
August        2021 - June          2022            2.12                            2.12
July          2022                                 2.02           82.29           84.31
August        2022 - May           2023            1.77                            1.77
June          2023                                 1.48           82.29           83.77
July          2023                                 1.11           82.29           83.40
August        2023 - April         2026            1.05                            1.05
May           2026                                  .82          164.59          165.41
June          2026 - October       2026             .30                             .30
November      2026                                  .19           82.29           82.48

Semi-annual

Distribution Dates                      Estimated       Estimated       Estimated
(Each May and November                  Interest        Principal       Total
Unless Otherwise Indicated)             Distribution    Distribution    Distribution
--------------------------------------- --------------- --------------- ---------------
May           1997                            $    5.72                       $    5.72
November      1997 - November      2006           26.40                           26.40
March         2007                                          $    164.58          164.58
May           2007                                24.11                           24.11
November      2007 - May           2020           21.56                           21.56
July          2020                                               164.58          164.58
November      2020                                18.68                           18.68
May           2021                                17.55                           17.55
July          2021                                               164.58          164.58
November      2021                                14.23                           14.23
May           2022                                12.91                           12.91
July          2022                                                82.29           82.29
November      2022                                11.40                           11.40
May           2023                                10.80                           10.80
June          2023                                                82.29           82.29
July          2023                                                82.29           82.29
November      2023                                 6.91                            6.91
May           2024 - November      2025            6.42                            6.42
May           2026                                 6.19          164.59          170.78
November      2026                                 1.76           82.29           84.05

UNDERWRITING

--------------------------------------------------------------------------
The Underwriters named below have severally purchased Units in the following respective amounts from the Sponsor. For additional information regarding the Underwriters, including information relating to compensation and benefits received by the Underwriters, see "Unitholder
Explanations--Underwriting" in Part II of this Prospectus.

                                                                                                                              IM-IT
Name                                                                                                                          Trust
                                            Address                                                                           Units
                                                                                                                          ---------
Van Kampen American Capital Dist., Inc.     One Parkview Plaza, Oakbrook Terrace, Illinois 60181                             5,828
A.G. Edwards & Sons, Inc.                   One North Jefferson Avenue, St. Louis, Missouri 63103                            1,000
R. Seelaus & Co., Inc.                      The Atrium @ 47 Maple Street, Summit, New Jersey 07901                             350
J.J.B. Hilliard, W.L. Lyons, Inc.           501 South Fourth Street, Louisville, Kentucky 40202                                250
Principal Financial Securities, Inc.        Fountain Place, 1445 Ross Avenue, Suite 2300, Dallas, Texas 75201                  250
Advest, Inc.                                90 State House Square, Hartford, Connecticut 06103                                 100
Robert W. Baird & Co. Inc.                  777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202                              100
                                            Dain Bosworth Plaza, 60 South Sixth Street, P15C, Minneapolis, Minnesota
Dain Bosworth Incorporated                  55402                                                                              100
Dean Witter Reynolds, Incorporated          2 World Trade Center, 59th Floor, New York, New York 10048                         100
Gruntal & Co., Incorporated                 14 Wall Street, New York, New York 10005                                           100
Edward D. Jones & Co.                       201 Progress Parkway, Maryland Heights, Missouri  63043                            100
Oppenheimer & Co., Inc.                     World Financial Center, 8th Floor, New York, New York 10281                        100
Pershing DIV of DLJ Secs Corp.              One Pershing Plaza, 7th Floor, Jersey City, New Jersey 07399                       100
Prudential Securities Inc.                  1 New York Plaza, 14th Floor, New York, New York 10292-2014                        100
Roosevelt & Cross Inc.                      20 Exchange Place, New York, New York 10005                                        100
Southwest Securities Inc.                   1201 Elm Street, Suite 4300, Dallas, Texas 75270                                   100
Stifel, Nicolaus & Company, Incorporated    500 North Broadway, St. Louis, Missouri 63102                                      100
US Clearing Corp.                           26 Broadway, New York, New York 10004                                              100
B.C. Ziegler and Company                    215 North Main Street, West Bend, Wisconsin 53095                                  100
                                                                                                                             9,078
                                                                                                                          =========

Name                                                                                                          Arizona IM-IT
                                           Address                                                              Trust Units
                                                                                                          -----------------
Van Kampen American Capital Dist., Inc.    One Parkview Plaza, Oakbrook Terrace, Illinois 60181                      2,518
Dean Witter Reynolds, Incorporated         2 World Trade Center, 59th Floor, New York, New York 10048                  100
A.G. Edwards & Sons, Inc.                  One North Jefferson Avenue, St. Louis, Missouri 63103                       100
Gruntal & Co., Incorporated                14 Wall Street, New York, New York 10005                                    100
Prudential Securities Inc.                 1 New York Plaza, 14th Floor, New York, New York 10292-2014                 100
Smith Barney Inc.                          388 Greenwich Street, 23rd Floor, New York, New York 10013                  100
                                                                                                                     3,018
                                                                                                          =================

Name                                                                                                        California IM-IT
                                           Address                                                               Trust Units
                                                                                                           -----------------
Van Kampen American Capital Dist., Inc.    One Parkview Plaza, Oakbrook Terrace, Illinois 60181                       2,332
Crowell, Weedon & Company                  One Wilshire Boulevard, Los Angeles, California 90017                        100
Dean Witter Reynolds, Incorporated         2 World Trade Center, 59th Floor, New York, New York 10048                   100
A.G. Edwards & Sons, Inc.                  One North Jefferson Avenue, St. Louis, Missouri 63103                        100
Gruntal & Co., Incorporated                14 Wall Street, New York, New York 10005                                     100
Edward D. Jones & Co.                      201 Progress Parkway, Maryland Heights, Missouri  63043                      100
Pershing DIV of DLJ Secs Corp.             One Pershing Plaza, 7th Floor, Jersey City, New Jersey 07399                 100
Prudential Securities Inc.                 1 New York Plaza, 14th Floor, New York, New York 10292-2014                  100
                                                                                                                      3,032
                                                                                                           =================

Name                                                                                                            Connecticut
                                           Address                                                        IM-IT Trust Units
                                                                                                          -----------------
Van Kampen American Capital Dist., Inc.    One Parkview Plaza, Oakbrook Terrace, Illinois 60181                      1,761
Fahnestock & Co., Inc.                     1500 Walnut Street, Philadelphia, Pennsylvania 19102                        500
Prudential Securities Inc.                 1 New York Plaza, 14th Floor, New York, New York 10292-2014                 250
Smith Barney Inc.                          388 Greenwich Street, 23rd Floor, New York, New York 10013                  250
Advest, Inc.                               90 State House Square, Hartford, Connecticut 06103                          100
Dean Witter Reynolds, Incorporated         2 World Trade Center, 59th Floor, New York, New York 10048                  100
Gruntal & Co., Incorporated                14 Wall Street, New York, New York 10005                                    100
                                                                                                                     3,061
                                                                                                          =================

Name                                                                                                          Florida IM-IT
                                           Address                                                              Trust Units
                                                                                                          -----------------
Van Kampen American Capital Dist., Inc.    One Parkview Plaza, Oakbrook Terrace, Illinois 60181                      2,494
A.G. Edwards & Sons, Inc.                  One North Jefferson Avenue, St. Louis, Missouri 63103                       250
Dean Witter Reynolds, Incorporated         2 World Trade Center, 59th Floor, New York, New York 10048                  100
Gruntal & Co., Incorporated                14 Wall Street, New York, New York 10005                                    100
Prudential Securities Inc.                 1 New York Plaza, 14th Floor, New York, New York 10292-2014                 100
                                                                                                                     3,044
                                                                                                          =================

Name                                                                                                         New York IM-IT
                                           Address                                                              Trust Units
                                                                                                          -----------------
Van Kampen American Capital Dist., Inc.    One Parkview Plaza, Oakbrook Terrace, Illinois 60181                      2,238
Bear Stearns & Co. Inc.                    245 Park Avenue 4th Floor, New York 10167                                   250
Prudential Securities Inc.                 1 New York Plaza, 14th Floor, New York, New York 10292-2014                 250
Advest, Inc.                               90 State House Square, Hartford, Connecticut 06103                          100
Dean Witter Reynolds, Incorporated         2 World Trade Center, 59th Floor, New York, New York 10048                  100
Gruntal & Co., Incorporated                14 Wall Street, New York, New York 10005                                    100
                                                                                                                     3,038
                                                                                                          =================

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Title                                                Page
SUMMARY OF ESSENTIAL FINANCIAL INFORMATION                 2
IM-IT                                                      4
ARIZONA IM-IT TRUST                                        7
CALIFORNIA IM-IT TRUST                                    13
CONNECTICUT IM-IT TRUST                                   23
FLORIDA IM-IT TRUST                                       28
NEW YORK IM-IT TRUST                                      35
OTHER MATTERS                                             47
Report of Independent Certified Public Accountants        47
Statements of Condition                                   48
Equivalent Taxable Estimated Current Return Tables        50
Estimated Cash Flows to Unitholders                       53
Underwriting                                              61

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

PROSPECTUS

PART I

March 26, 1997

Insured MunicipalsIncome Trust, 214th Insured Multi-Series

IM-IT 387
Arizona IM-IT 18
California IM-IT 164
Connecticut IM-IT 34
Florida IM-IT 113
New York IM-IT 140

A Wealth of Knowledge A Knowledge of Wealthsm

VAN KAMPEN AMERICAN CAPITAL

One Parkview Plaza
Oakbrook Terrace, Illinois 60181

2800 Post Oak Boulevard
Houston, Texas 77056

This Part I of the Prospectus may not be distributed unless accompanied by
Part II. Both Parts of this Prospectus should be retained for future reference.


February 1997

Van Kampen American Capital

Prospectus Part II

Insured Municipals Income Trust, Insured Multi-Series and
Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series

This Part II of the Prospectus may not be distributed unless accompanied by
Part I. Both Parts of this Prospectus should be retained for future reference.

In the opinion of counsel, interest to the Fund and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.

The Fund. The objectives of the Fund are Federal and, in the case of a State Trust, state tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Fund consists of the underlying separate unit investment trusts set forth in Part I of this Prospectus. Each Trust initially consists of delivery statements relating to contracts to purchase securities and, thereafter, will consist of such securities as may continue to be held (the "Bonds" or "
Securities" ). Such Securities are interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. The Bonds in an IM-IT Discount Trust were acquired at prices which result in an IM-IT Discount Trust portfolio, as a whole, being purchased at a deep discount from the aggregate par value of such Bonds. Gains based upon the difference, if any, between the value of the Bonds at maturity, redemption or sale and their purchase price at a discount (plus earned original issue discount) will constitute taxable ordinary income with respect to a Unitholder who is not a dealer with respect to his Units. Except in specific instances as noted in Part I of this Prospectus, the information contained in this Part II shall apply to each Trust in its entirety.

"AAA" Rating for the Insured Trusts Only. Insurance guaranteeing the payments of principal and interest, when due, on the Securities in the portfolio of each Insured Trust has been obtained from a municipal bond insurance company either by such Trust or by the issuer of the Bonds involved, by a prior owner of the Bonds or by the Sponsor prior to the deposit of such Bonds in an Insured Trust. See "Unitholder Explanations--Insurance on the Bonds in the Insured Trusts" . Insurance obtained by an Insured Trust applies only while Bonds are retained in such Trust while insurance obtained on Preinsured Bonds is effective so long as such Bonds are outstanding. The Trustee, upon the sale of a Bond insured under an insurance policy obtained by an Insured Trust, has a right to obtain from the insurer involved permanent insurance for such Bond upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Insurance relates only to the Bonds in a Trust and not to the Units offered hereby or to the market value thereof. As a result of such insurance, the Units of each Insured Trust have received a rating of "AAA" by Standard & Poor's, A Division of the McGraw-Hill Companies ("Standard & Poor's" ). Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of each Insured Trust or sales by each Insured Trust of Bonds for less than the purchase price paid by such Trust will reduce payments to Unitholders of the interest and principal required to be paid on such Bonds. See "Unitholder Explanations--Insurance on the Bonds in the Insured Trusts" . No representation is made as to any insurer's ability to meet its commitments.

Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any government agency and are subject to investment risk, including possible loss of the principal amount invested.

Public Offering Price. The Public Offering Price of the Units of each Trust during the initial offering period includes the aggregate offering price of the Securities in such Trust's portfolio, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. After the initial public offering period, the secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. Sales charges for the Trusts in the initial market, expressed both as a percentage of the Public Offering Price and as a percentage of the aggregate offering price of the Securities, are set forth under "Unitholder Explanations--Public Offering--General." For sales charges in the secondary market, see "Unitholder Explanations--Public Offering--General" . If the Securities in each Trust were available for direct purchase by investors, the purchase price of the Securities would not include the sales charge included in the Public Offering Price of the Units. During the initial offering period, the sales charge is reduced on a graduated scale for sales involving at least 100 Units. If Units were available for purchase at the close of business on the day before the Date of Deposit (except for an IM-IT, an IM-IT Discount or a Pennsylvania IM-IT Trust as of 8:00 A.M. Central Time on the Date of Deposit), the Public Offering Price per Unit would have been that amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus for each Trust. The minimum purchase requirement is one Unit except for certain transactions described under "Trust Administration--General--Unit Distribution" .

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Estimated Current Return and Estimated Long-Term Return. The annual Estimated Current Returns and Estimated Long-Term Returns to Unitholders as of the close of business on the day before the Date of Deposit (except for an IM-IT, an IM-IT Discount or a Pennsylvania IM-IT Trust as of 8:00 A.M. Central Time on the Date of Deposit) under the monthly and semi-annual distribution plans were as set forth under "Per Unit Information" for each Trust in Part I of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth under "Unitholder Explanations--Estimated Current Returns and Estimated Long-Term Returns."

Objectives of The Fund. The objectives of the Fund are income exempt from Federal income tax and, in the case of a State Trust, Federal and state income tax (if any) and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. There is, of course, no guarantee that the Fund will achieve its objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Fund are often not available in small amounts.

Distribution Options. Purchasers of Units who desire to receive distributions on a monthly or semi-annual basis may elect to do so at the time of settlement during the initial public offering period. See "Unitholder Explanations--Settlement of Bonds in the Trusts--Change of Distribution Option" . The plan of distribution selected by such purchasers will remain in effect until changed. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the tenth day of each month and record dates for semi-annual distributions will be the tenth day of the months indicated under "Per
Unit Information" for the applicable Trust in Part I of this Prospectus. Distributions will be made on the twenty-fifth day of the month subsequent to the respective record dates.

Market for Units. Although not obligated to do so, the Sponsor, Van Kampen American Capital Distributors, Inc., intends to, and certain of the other Underwriters may, maintain a secondary market for the Units at prices based upon the aggregate bid prices of the Securities in the respective Trusts plus interest accrued to the date of settlement; however, during the initial offering period such prices will be based upon the aggregate offering prices of the Securities plus interest accrued to the date of settlement. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Securities plus interest accrued to the date of settlement (see "Unitholder Explanations--Public Offering--Redemption of Units" and "Unitholder Explanations--Public Offering--Market for Units" ).

Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases).

Unitholders have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. See " Unitholder Explanations--Public Offering--Reinvestment Option" .

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "Unitholder Explanations--Settlement of Bonds in the Trusts--Risk Factors" .

SETTLEMENT OF BONDS IN THE TRUSTS

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The Fund. This series of the Insured Municipals Income Trust or the Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "
Fund" ), consists of the underlying separate unit investment trusts described in Part I of this Prospectus. The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "
Trust Agreement" ), dated the Date of Deposit, among Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee.

The Fund initially consists of separate portfolios of delivery statements relating to contracts to purchase interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law. All issuers of Securities in a State Trust are located in the state for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to such State issuers, the related interest earned on such Securities is exempt to the extent indicated from state and local taxes of such State. With the exception of the New York and Pennsylvania Trusts, Units of such Trusts may be purchased only by residents of the State for which such Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut, Florida and Massachusetts. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. Offerees in the states of Illinois, Indiana, Virginia and Washington may only purchase Units of a Trust named for their respective state of residence or an IM-IT, IM-IT Limited Maturity, IM-IT Intermediate, IM-IT Short Intermediate, IM-IT Discount Series or a National Quality Trust. On the Date of Deposit, the Sponsor deposited with the Trustee the aggregate principal amount of Securities in each Trust as indicated under "General Information--Principal Amount (Par Value) of Securities in Trust" in the "Summary of Essential Financial Information" in Part I of this
Prospectus. Such Securities initially consist of delivery statements relating to contracts for the purchase of certain interest-bearing obligations and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Securities so deposited, delivered to the Sponsor the certificates evidencing the ownership of the number of Units in each Trust as indicated under "Summary of Essential Financial
Information" in Part I of this Prospectus. Unless otherwise terminated as provided herein, the Trust Agreement for any IM-IT, IM-IT Discount, State (other than a State Intermediate Laddered Maturity Trust) or National Quality Trust will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution, and the Trust Agreement for any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust or IM-IT Short Intermediate Trust will terminate at the end of the calendar year prior to the twentieth anniversary of its execution.

The portfolio of any IM-IT, IM-IT Discount, State (other than a State Intermediate Laddered Maturity Trust) or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for Bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The dollar-weighted average maturity of the Bonds in any IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is less than or equal to 10 years, 10 years and 5 years, respectively.

Substantially all of the Bonds in an IM-IT Discount Trust are obligations which were originally issued at a discount, including "zero coupon" bonds. See "Federal Tax Status" for a discussion of the tax consequences of original issue discount.

The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the Bonds contained in such portfolio will mature each year, commencing in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of a State Intermediate Laddered Maturity Trust. However, the flexibility provided by the return of principal may at the same time eliminate a Unitholder's ability to reinvest the amount returned at a rate as high as the implicit yield on the obligations which matured.

Each Unit initially offered represents the fractional undivided interest in the principal and net income of a Trust indicated under "Summary of Essential Financial Information" in Part I of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Underwriters, or until the termination of the Trust Agreement.

Objectives and Securities Selection. The objectives of the Fund are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the obligations contained in such portfolio will mature each year commencing in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their respective objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Fund are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by such Trust from either AMBAC Indemnity Corporation ("AMBAC Indemnity" ), Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC" ) or a combination thereof (collectively, the "Portfolio Insurers" ), or by the issuer of such Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in such Trust from certain of the " Preinsured Bond Insurers" described herein. Insurance obtained by an Insured Trust is effective only while the Bonds thus insured are held in such Trust. For information relating to insurance on the bonds, see "Unitholder Explanations--Insurance on the Bonds in the Insured Trusts."

In selecting Securities for the Trusts, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's rating of the Securities was in no case less than "BBB-" in the case of the Insured
Trusts and "A-" in the case of the Quality Trusts, or the Moody's
Investors Service, Inc. ("Moody's" ) rating of the Securities was in no case less than "Baa" in the case of the Insured Trusts and "A" in the case of the Quality Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund (see "Description of Ratings" ), (b) the prices of the Securities relative to other bonds of comparable quality and maturity, (c) the diversification of Securities as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Securities. Subsequent to the Date of Deposit, a Security may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Security from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Security (see "Trust Administration--Fund Administration and Expenses--Portfolio Administration" ).

Risk Factors. The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. See "
General" for each Trust in Part I of this Prospectus. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Fund, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

Certain of the Bonds may be industrial revenue bonds ("IRBs" ). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations" ). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of " college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

Certain of the Bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See " Federal Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

Certain of the Bonds may be "zero coupon" bonds. See footnote (6) in "Notes to Portfolios" in Part I of this Prospectus. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

Certain of the Bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See footnote (5) in "
Notes to Portfolios" in Part I of this Prospectus. The delivery of any such Securities may be delayed or may not occur. Interest on these Securities begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any Securities are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such Securities are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such Securities during the interval between their purchase of Units and the actual delivery of such Securities. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated herein which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth under "Per Unit
Information" for the applicable Trust in Part I of this Prospectus. Unitholders will be "at risk" with respect to all Securities in the portfolios including "when, as and if issued" and "delayed delivery" Securities (i.e., may derive either gain or loss from fluctuations in the evaluation of such Securities) from the date they commit for Units. For a discussion of the Sponsor's obligations in the event of the failure of any contract for the purchase of any of the Securities and limited right to substitute other tax-exempt bonds to replace any failed contract, see "Replacement Bonds" below.

Certain of the Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The issuer of certain Bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call Bonds in accordance with the stated redemption provisions of such Bonds. In such a case the issuer no longer has the right to call the Bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a Bond at a time when the issuer of the Bond might not have called a Bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Portfolio" for each Trust and footnote (3) in the "Notes to Portfolios" in Part I of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Securities.

Replacement Bonds. Because certain of the Securities in the Fund may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that any Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to deliver any Security that has been purchased for the Fund under a contract, including those Securities purchased on a "when, as and if issued" basis ("Failed Bonds" ), the Sponsor is authorized under the Trust
Agreement to direct the Trustee to acquire other bonds ("Replacement
Bonds" ) to make up the original corpus of the Fund.

The Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds (i) must be tax-exempt bonds issued by states or territories of the United States or political subdivisions thereof and, in the case of replacement of bonds in a State Trust, shall have the benefit of an exemption from state taxation of interest to an extent equal to or greater than that of the bonds they replace, (ii) must have a fixed maturity date of at least 10 years in the case of an IM-IT, IM-IT Discount, State (other than a State Intermediate Laddered Maturity Trust) or National Quality Trust or, in the case of an IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity or IM-IT Short Intermediate Trust, must have a fixed maturity date within the range set forth under " Unitholder Explanations--Settlement of Bonds in the Trusts--The Fund" ,
(iii) must be purchased at a price that results in a yield to maturity and in a current return, in each case as of the Date of Deposit, at least equal to that of the Failed Bonds, (iv) shall not be "when, as and if issued" bonds, (v) must be rated "BBB-" or better in the case of the Insured
Trusts and "A-" or better in the case of the Quality Trusts by Standard & Poor's or "Baa" or better in the case of the Insured Trusts and "A" or better in the case of the Quality Trusts by Moody's and
(vi) with respect to each Insured Trust, must be insured by one of the Preinsured Bond Insurers or be eligible for (and when acquired be insured under) the insurance obtained by such Insured Trust. Whenever a Replacement Bond has been acquired for the Fund, the Trustee shall, within five days thereafter, notify all Unitholders of the affected Trust of the acquisition of the Replacement Bond and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the affected Trust of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. Once the original corpus of a Trust is acquired, the Trustee will have no power to vary the investment of the Trust; i.e., the Trust will have no managerial power to take advantage of market variation to improve a Unitholder's investment.

If the right of limited substitution described in the preceding paragraph shall not be utilized to acquire Replacement Bonds in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Bonds to all Unitholders of the affected Trust and distribute the principal and accrued interest (at the coupon rate of such Failed Bonds to the date the Failed Bonds are removed from the Fund) attributable to such Failed Bonds not more than 30 days after such removal or such earlier time as the Trustee in its sole discretion deems to be in the interest of the Unitholders. All such interest paid to a Unitholder which accrued after the expected date of settlement for purchase of his Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. In the event a Replacement Bond should not be acquired by the Fund, the Estimated Net Annual Interest Income per Unit for the affected Trust would be reduced and the Estimated Current Return and Estimated Long-Term Return thereon might be lowered. In addition, Unitholders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in the affected Trust.

Distributions. Distributions of interest received by the Fund, pro rated on an annual basis, will be made on a monthly basis unless the Unitholder elects to receive them semi-annually. The first such distribution will be in the amount indicated under "Per Unit Information" for the applicable Trust in
Part I of this Prospectus and will be made on the twenty-fifth day of the month indicated under "Initial Distribution" therein to Unitholders of record on the tenth day of such month. The first distribution of funds from the Principal Account, if any, will be made on the first semi-annual distribution date to Unitholders of record on the first semi-annual record date, and thereafter such distributions will be made on a semi-annual basis, except under certain special circumstances (see "Unitholder Explanations--Public Offering--Distributions of Interest and Principal" ).

Change of Distribution Option. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective as of the opening of business on the first day after the next succeeding semi-annual record date and will be effective, unless further changed, for all subsequent distributions.

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of each Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, or such certificate transfer instrument exactly as his name appears on the records of the Trustee, and on the face of any certificate representing Units to be transferred, with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP" ) or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Certificates for Units will bear appropriate notations on their face indicating which plan of distribution has been selected in respect thereof. If a change in the plan of distribution is made, the existing certificate must be surrendered to the Trustee and a new certificate will be issued, at no charge to the Unitholder, to reflect the currently effective plan of distribution.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

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As of the close of business on the day before the Date of Deposit (except for an IM-IT, an IM-IT Discount or a Pennsylvania IM-IT Trust as of 8:00 A.M. Central Time on the Date of Deposit) the Estimated Current Returns and the Estimated Long-Term Returns, under the monthly and semi-annual distribution plans, were as set forth in the "Per Unit Information" for each Trust in Part I of this Prospectus. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in a Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

In order to acquire certain of the Securities contracted for by the Sponsor for deposit in the Fund, it may be necessary for the Sponsor or Trustee to pay on the settlement dates for delivery of such Securities amounts covering accrued interest on such Securities which exceed the amounts which will be made available through cash furnished by the Sponsor on the Date of Deposit, which amount of cash may exceed the interest which would accrue to the First Settlement Date. The Trustee has agreed to pay for any amounts necessary to cover any such excess and will be reimbursed therefor when funds become available from interest payments on the particular Securities with respect to which such payments may have been made. Also, since interest on any "when, as and if issued" Securities does not begin accruing as tax-exempt interest income to the benefit of Unitholders until the date of delivery, the Trustee may reduce its fee (and to the extent necessary pay Trust expenses) in order to maintain (or in some cases approach) the same estimated net annual interest incomes during the first year of the Trusts' operations as described under "Per Unit Information" for the applicable Trust in Part I of this Prospectus.

ACCRUED INTEREST

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Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Unitholder Explanations--Public Offering--Distributions of Interest and Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

PUBLIC OFFERING

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General. Units are offered at the Public Offering Price. During the initial offering period the Public Offering Price is based on the aggregate offering price of the Securities in such Trust's portfolio, a sales charge of 4.9% of the Public Offering Price (5.152% of the aggregate offering price of the Securities) for an IM-IT, a State (other than a State Intermediate Laddered Maturity Trust) or a National Quality Trust, 4.3% of the Public Offering Price (4.493% of the aggregate offering price of the Securities) for an IM-IT Limited Maturity Trust, 4.0% of the Public Offering Price (4.167% of the aggregate offering price of the Securities) for an IM-IT Discount Trust, 3.9% of the Public Offering Price (4.058% of the aggregate offering price of the Securities) for an IM-IT Intermediate Trust, 3.0% of the Public Offering Price (3.093% of the aggregate offering price of the Securities) for a State Intermediate Laddered Maturity Trust and 2.0% of the Public Offering Price (2.041% of the aggregate offering price of the Securities) for an IM-IT Short Intermediate Trust, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. After the initial public offering period, the secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long-term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption at an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long-term return life of such Trust's Portfolio, in accordance with the following schedule:

                                                Years To Maturity
Years To Maturity    Sales Charge                                    Sales Charge
1                    1.010 %                    12                   4.712 %
2                    1.523                      13                   4.822
3                    2.041                      14                   4.932
4                    2.302                      15                   5.042
5                    2.564                      16                   5.152
6                    2.828                      17                   5.263
7                    3.093                      18                   5.374
8                    3.627                      19                   5.485
9                    4.167                      20                   5.597
10                   4.384                      21 to 30             5.708
11                   4.603

The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Securities in a Trust. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in Part I of any Prospectus by which such Trust is offered. The sales charge applicable to quantity purchases during the initial offering period is, however, reduced on a graduated basis to any person acquiring 100 or more Units as follows:

                                             Dollar Amount of Sales
                                            Charge Reduction Per Unit
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                        IM-IT, State
                        (other than a
                        State
                        Intermediate
                        Laddered
                        Maturity Trust)  IM-IT Short
Aggregate Number of     and National     Intermediate    IM-IT Discount
Units Purchased*        Quality Trusts   Trust           Trust            Other Trusts
                        ---------------- --------------- --------------- ------------------
100-249 Units.......... $4.00            $2.00           $         2.00  $4.00
250-499 Units.......... $6.00            $3.00           $         4.00  $6.00
500-999 Units.......... $14.00           $4.00           $         6.00  $9.00
1,000 or more Units.... $19.00           $6.00           $         8.00  $11.00
____________________
* The breakpoint sales charges are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the Trusts' requirement that only whole Units be issued.

Any such reduced sales charge shall be the responsibility of the selling Underwriter, broker, dealer or agent. The Sponsor will, however, increase the concession or agency commission for such quantity purchases. See "Trust Administration--General--Unit Distribution" . This reduced sales charge structure will apply on all purchases by the same person from any one Underwriter or dealer of units of Van Kampen American Capital-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date" ) or (b) on any day subsequent to the Initial Purchase Date, if (1) the units purchased are of a unit investment trust purchased on the Initial Purchase Date, and (2) the person purchasing the units purchased a sufficient amount of units on the Initial Purchase Date to qualify for a reduced sales charge on such date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit (on the day preceding the date of purchase) of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and, if so qualified, the amount of such reduction. Assuming a purchaser qualifies for a sales charge reduction or reductions, to determine the applicable sales charge reduction or reductions it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed for the purposes of calculating the applicable sales charge to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts.

Employees of Van Kampen American Capital Distributors Inc. and its affiliates may purchase Units of the Trust at the current Public Offering Price less the underwriting commission or less the dealer's concession in the absence of an underwriting commission. Registered representatives of selling Underwriters may purchase Units of the Fund at the current Public Offering Price less the underwriting commission during the initial offering period and less the dealer's concession for secondary market transactions. Registered representatives of selling brokers, dealers, or agents may purchase Units of the Fund at the current Public Offering Price less the dealer's concession during the initial offering period and for secondary market transactions.

Purchasers of units of any two consecutive series of a Trust may aggregate purchases of units of such series for purposes of the sales charge reduction for quantity purchases described in the table above, provided that at the time of the initial purchase of units of such purchaser submitted a purchase order for at least 100 units that was partially unfulfilled due to a lack of units of such Trust series available for sale at such time. The sales charge reduction shall be applied to the subsequent purchase of units such that the aggregate sales charge reduction applicable to both purchases will equal the amount described in the table above.

Units may be purchased in the primary or secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Trust Administration--General--Unit Distribution" ) by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and
(4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in
Part I of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in each Trust.

As indicated above, the price of the Units as of the date the Securities were deposited in each Trust was determined by adding to the aggregate offering price of the Securities of a Trust an amount equal to the applicable sales charge expressed as a percentage of the aggregate offering price of the Securities and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting commission equal to such sales charge expressed as a percentage of the Public Offering Price. Such price determination as of the close of business on the day before the Date of Deposit (except for an IM-IT, IM-IT Discount or a Pennsylvania IM-IT Trust as of 8:00 A.M. Central Time on the Date of Deposit) was made on the basis of an evaluation of the Securities in each Trust prepared by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. After the close of business on the day before the Date of Deposit (except for an IM-IT, IM-IT Discount or a Pennsylvania IM-IT Trust after 8:00 A.M. Central Time on the Date of Deposit) and during the period of initial offering, the Evaluator will appraise or cause to be appraised daily the value of the underlying Securities of each Trust as of the Evaluation Time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received at or prior to the Evaluation Time on each such day. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. For secondary market sales the Public Offering Price per Unit will be equal to the aggregate bid price of the Securities in the Trust plus an amount equal to the applicable secondary market sales charge expressed as a percentage of the aggregate bid price of the Securities and dividing the sum so attained by the number of Units then outstanding. This computation produces a gross commission equal to such sales charge expressed as a percentage of the Public Offering Price. For secondary market purposes such appraisal and adjustment with respect to a Trust will be made by the Evaluator as of the Evaluation Time on days in which the New York Stock Exchange is open for each day on which any Unit of such Trust is tendered for redemption and it shall determine the aggregate value of any Trust as of the Evaluation Time on such other days as may be necessary.

The aggregate price of the Securities in each Trust has been and will be determined on the basis of bid prices or offering prices, as is appropriate,
(a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds" ) the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of the affected Portfolio Insurer to meet its commitments under any Trust insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Bonds and the insurance obtained by an Insured Trust and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this Prospectus.

The initial or primary Public Offering Price of the Units is equal to the offering price per Unit of the underlying Securities in each Trust plus the applicable sales charge plus interest accrued but unpaid from the First Settlement Date to the date of settlement. The secondary market Public Offering Price is equal to the bid price per Unit of the Securities in each Trust plus the applicable sales charge plus accrued interest. The offering price of Securities in each Trust may be expected to average approximately 0.5%-1% more than the bid price of such Securities. On the Date of Deposit, the offering side evaluations of the Securities in the Trusts were higher than the bid side evaluations of such Securities by the respective amounts indicated in "Notes to Portfolios" in Part I of this Prospectus.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Redemption of Units" below for information regarding the ability to redeem Units ordered for purchase.

Market for Units. During the initial public offering period, the Sponsor and/or certain of the Underwriters intend to offer to purchase Units at a price equivalent to the Public Offering Price which is based upon the aggregate offering price per Unit of the underlying Securities in each Trust plus accrued interest to the date of settlement less the related sales commission. Afterward, although not obligated to do so, the Sponsor intends to, and certain of the other Underwriters may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of each Trust plus interest accrued to the date of settlement and plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the Underwriters may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder of any Trust desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust plus any accrued interest. The aggregate bid prices of the underlying Securities in a Trust are expected to be less than the related aggregate offering prices. See "Redemption of Units" below. A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

Distributions of Interest and Principal. Interest received by the Fund, including that part of the proceeds of any disposition of Securities which represents accrued interest, is credited by the Trustee to the Interest Account for the appropriate Trust. Other receipts are credited to the Principal Account for the appropriate Trust. Interest received by the Fund after deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date (see "Public Offering--Offering Price" above) will be distributed on or shortly after the twenty-fifth day of each month on a pro rata basis to Unitholders of record of a Trust as of the preceding record date who are entitled to distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account of a Trust will be computed as of the date set forth under "Per Unit Information" for the applicable Trust in Part I of this Prospectus, and thereafter as of the semi-annual record date, and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in any Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date.

The distribution to the Unitholders of a Trust as of each record date after the First Settlement Date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholder's pro rata share of the estimated net annual interest income in the Interest Account of such Trust after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Because interest payments are not received by the Fund at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to such Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from an Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed for any such advances from funds in the applicable Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Fund (as determined on the basis set forth under "Trust Administration--Fund Administration and Expenses" ). The Trustee also may withdraw from said Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Fund. Amounts so withdrawn shall not be considered a part of the Fund's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover purchases of Replacement Bonds and redemptions of Units by the Trustee.

Reinvestment Option. Unitholders of unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash by notifying the Trustee in writing at any time prior to five days before the next distribution date. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Unitholders of New York Trusts, other than residents of Massachusetts, may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Accrued interest paid on redemption shall be withdrawn from the Interest Account of such Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts will be withdrawn from the Principal Account of such Trust. The Trustee is empowered to sell underlying Securities of a Trust in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Securities in each Trust, while the initial and primary Public Offering Price of Units will be determined on the basis of the offering price of the Securities in each Trust, as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. On the Date of Deposit the Public Offering Price per Unit (which is based on the offering prices of the Bonds in each Trust and includes the sales charge) exceeded the value at which Units could have been redeemed (based upon the current bid prices of the Securities in such Trust) by the amount shown under "Summary of Essential Financial Information" in Part I of this Prospectus. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in each Trust on the basis of (i) the cash on hand in such Trust or moneys in the process of being collected, (ii) the value of the Securities in such Trust based on the bid prices of the Securities therein, except for cases in which the value of insurance has been included, (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust. The Evaluator may determine the value of the Securities in each Trust by employing any of the methods set forth in "
Public Offering--Offering Price" above. In determining the Redemption
Price per Unit no value will be assigned to the portfolio insurance maintained on the Bonds in an Insured Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price" above.

The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Securities represented by the Units so redeemed. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the affected Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trusts is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

Reports Provided. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and the amount of other receipts (received since the preceding distribution), if any, being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Sponsor or Trustee to Unitholders of such Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, the amount of "when issued" interest treated as a return of capital, if any, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in a Trust furnished to it by the Evaluator. Each distribution statement of a Trust will reflect pertinent information in respect of the other plan of distribution so that Unitholders may be informed regarding the results of such other plan of distribution.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS

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Insurance has been obtained by each Insured Trust, by the issuer of Bonds in an Insured Trust, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in such Trust. See " Unitholder Explanations--Settlement of Bonds in the Trusts--Objectives and Securities Selection" . The "Portfolio Insurers" and the "
Preinsured Bond Insurers" are described under "Notes to Portfolios"
 in Part I of this Prospectus. The Portfolio Insurers are either AMBAC Indemnity Corporation or Financial Guaranty Insurance Company. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective
Insured Trust in Part I of this Prospectus). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of Bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, " when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the affected Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance" ) upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each Bond.

The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each Bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Unitholder Explanations--Public Offering--Offering
Price" . Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Unitholder
Explanations--Public Offering--Redemption of Units" ) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted Bonds or Bonds in significant risk of default such Trust would not need to hold such Bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--General--Amendment or Termination" ).

Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Unitholder Explanations--Public Offering--Offering Price" . It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "
Unitholder Explanations--Public Offering--Offering Price" for a more complete description of an Insured Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the Bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "
Unitholder Explanations--Settlement of Bonds in the Trusts--Objectives and Securities Selection" .

The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                              Financial Information (in
                                                                millions of dollars)
                                                       -----------------------------------------
                                                       Date           Admitted   Policyholders'
Name                                                   Established    Assets     Surplus
------------------------------------------------------ -------------- ---------- ---------------
AMBAC Indemnity Corporation (at 3/31/96)..............          1970  $    2,440 $          878
Capital Guaranty Insurance Corporation (at 9/30/96)...          1987         313            194
Financial Guaranty Insurance Company (at 9/30/96).....          1984       2,436          1,097
Financial Security Assurance, Inc. (at 9/30/96).......          1984       1,184            452
MBIA Insurance Corporation (at 9/30/96)...............          1986       4,300          1,300

In order to be in an Insured Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the Bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in a Trust.

Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "
AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" . The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units.

An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard &
Poor's. In selecting such Bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status"
 .

Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

For information relating to the insurance on the Bonds in the Insured Trusts and the breakdown of the insurers of Preinsured Bonds, see footnote (5) in "Notes to Portfolios" in Part I of this Prospectus.

UNDERWRITING

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For a breakdown of the Underwriters who have severally purchased Units of each Trust from the Sponsor, see "Other Matters--Underwriting" in Part I of this Prospectus.

Units may also be sold to broker-dealers and others at prices representing the per Unit concession or agency commission stated under "Trust Administration--General--Unit Distribution" . However, resales of Units by such broker-dealers and others to the public will be made at the Public Offering Price described in the Prospectus. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and the right to change the amount of the concession or agency commission from time to time.

In addition to any other benefits the Underwriters may realize from the sale of the Units of the Fund, the Agreement Among Underwriters provides that the Sponsor will share on a pro rata basis among certain Underwriters (those who underwrite at least 250 Units) 50% of the aggregate gain, if any, represented by the difference between the Sponsor's cost of the Securities in connection with their acquisition and the evaluation thereof on the Date of Deposit less deductions for certain accrued interest and certain other costs. See "
Trust Administration--General--Sponsor and Underwriter Compensation" herein and "Portfolio" for the applicable Trust in Part I of this Prospectus.

Underwriters and broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of Underwriters, brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriters, brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying underwriters, brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding Underwriter travel costs. Each Underwriter is invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

FUND ADMINISTRATION AND EXPENSES

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Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trusts. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holding II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" ), Morgan Stanley
& Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas, 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Fund or to any Series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $21.78 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.12 billion for 38 closed-end funds and $4.99 billion for 114 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Fund. However, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor, will receive an annual supervisory fee as indicated under "Summary of Essential
Financial Information" in Part I of this Prospectus for providing portfolio supervisory services for the Fund. Such fee may exceed the actual costs of providing such supervisory services for this Fund, but at no time will the total amount received for portfolio supervisory services rendered to Series 1 of the Fund and subsequent series and to any other unit investment trusts sponsored by the Sponsor for which the Evaluator provides portfolio supervisory services in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, the Evaluator shall receive an annual evaluation fee as indicated under "Summary of Essential Financial Information" in Part I of this Prospectus for regularly evaluating each Trust's portfolio. Such fees are based on the outstanding principal amount of Securities in each Trust on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer
Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the Underwriters will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "General--Sponsor and Underwriter Compensation" below.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by the Fund to, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Unitholder Explanations--Public Offering--Reports Provided" ). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Fund.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Trustee's Fee. For its services the Trustee will receive a fee based on the aggregate outstanding principal amount of Securities in each Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" for the applicable Trust in Part I of this Prospectus. During the first year the Trustee may agree to reduce its fee (and to the extent necessary pay miscellaneous expenses of a Trust) as stated under "Per Unit Information" for the applicable Trust in Part I of this Prospectus. After the first year such fee will be computed at $.51 per $1,000 principal amount of Securities for that portion of each Trust under the semi-annual distribution plan and $.91 per $1,000 principal amount of Securities for that portion of each Trust under the monthly distribution plan. Based on the size of the Trust on the Date of Deposit, the Trustee's estimated annual fees for ordinary recurring services would initially amount to that amount set forth under "Per Unit Information" for the applicable Trust in Part I of the Prospectus. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account of each Trust to the extent funds are available and then from the Principal Account of each Trust, with such payments being based on each Trust's portion of such expenses. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All
Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Trustee's fees will not be increased in future years in order to make up any reduction in the Trustee's fees described under "Per Unit Information" for the applicable Trust in
Part I of this Prospectus. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see " Unitholder Explanations--Public Offering--Reports Provided" and "
Trustee" above.

 Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Securities, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. The Sponsor, in connection with the Quality Trusts, may direct the Trustee to dispose of Securities upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of such restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Unitholder
Explanations--Public Offering--Redemption of Units" . The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange or substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Security or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Security in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Securities eliminated and the Securities substituted therefor. Except as stated herein and under "Unitholder Explanations--Settlement of Bonds in the Trusts--Replacement Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Fund of any securities other than the Securities initially deposited is not permitted.

If any default in the payment of principal or interest on any Security occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Security within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or Redemption Price subsequent to its acquisition of such Units.

Insurance Premiums. The cost of the portfolio insurance obtained by the respective Trusts, if any, is that amount shown in footnote (5) in "Notes to Portfolios" in Part I of this Prospectus, so long as such Trust retains the Bonds. Premiums, which are obligations of each Insured Trust, are payable monthly by the Trustee on behalf of the respective Trust. As Bonds in the portfolio of an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by and held in such Trust. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds. The premiums for such permanent insurance with respect to each Bond will decline over the life of the Bond. A Trust does not incur any expense for Preinsured Bond insurance, since the premium or premiums for such insurance have been paid by the issuer or the Sponsor prior to the deposit of such Preinsured Bonds in a Trust. Preinsured Bonds are not additionally insured by an Insured Trust.

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services,
(b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts.

GENERAL

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Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Fund, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part I of this Prospectus. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Security held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Discount, a State (other than a State Intermediate Laddered Maturity Trust) or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Securities then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Unit Distribution. During the initial offering period, Units will be distributed to the public by Underwriters, broker-dealers and others (see " Unitholder Explanations--Underwriting" ) at the Public Offering Price, plus interest accrued but unpaid from the First Settlement Date to the date of settlement as described above under "Unitholder Explanations--Accrued Interest" . Upon the completion of the initial offering, Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price plus interest accrued to the date of settlement.

The Sponsor intends to qualify the Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period for any single transaction as described in the following table, provided that the Units are acquired either from the Sponsor (in the case of dealer transactions) or through the Sponsor (in the case of transactions involving brokers or others).

                                  IM-IT, State
                                  (other than a
                                  State
                                  Intermediate
                                  Laddered                                    IM-IT      State
                       IM-IT      Maturity Trust) IM-IT Short   IM-IT         Limited    Intermediate
                       Discount   and National    Intermediate  Intermediate  Maturity   Laddered
                       Trust      Quality Trust   Trust         Trust         Trust      Maturity Trust
1 - 99 Units...........$   18.00  $     30.00     $     10.00   $      25.00  $   27.00  $      20.00
100 - 249 Units........$   19.00  $     32.00     $     11.00   $      28.00  $   30.00  $      21.00
250 - 499 Units........$   20.00  $     34.00     $     11.00   $      27.00  $   30.00  $      21.00
500 - 999 Units........$   20.00  $     35.00     $     12.00   $      30.00  $   32.00  $      23.00
1,000 - 1,499 Units....$   20.00  $     34.00     $     12.00   $      29.00  $   29.00  $      22.00
1,500 or more Units....$   20.00  $     34.00     $     12.00   $      29.00  $   29.00  $      22.00

The increased concession or agency commission is a result of the discount given to purchasers for quantity purchases. See "Unitholder Explanations--Public Offering--General" . In addition to the concessions and agency commissions described herein, volume concessions or agency commissions of an additional $5.00 per Unit of an IM-IT, a State (other than a State Intermediate Laddered Maturity Trust) or a National Quality Trust and $2.00 per Unit of all other Trusts will be given to any broker/dealer or agent (other than Underwriters) who purchases from the Sponsor at least 250 Units of such Trust during the initial offering period. Such additional concessions will be allowed at the time of purchase, provided, however, the additional concession applicable to initial purchases totaling less than 250 Units will be paid retroactively at the end of the initial offering period. The breakpoint concessions or agency commissions described herein are also applied on a dollar basis utilizing a breakpoint equivalent of $1,000 per Unit and will be applied on whichever basis is more favorable to the distributor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued. Certain commercial banks are making Units of the Fund available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units of the Fund; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. Any quantity discount (see "Unitholder Explanations--Public Offering--General" ) provided to investors will be borne by the selling dealer or agent. For secondary market transactions, the concession or agency commission will amount to 70% of the applicable sales charge as determined using the table found in "Unitholder Explanations--Public
Offering--General" . The minimum purchase in the primary and secondary market will be one Unit. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time. See "Unitholder Explanations--Underwriting."

      Sponsor and Underwriter Compensation. The Underwriters will receive a gross sales commission equal to that percentage of the Public Offering Price of the Units as indicated under "Unitholder Explanations--Public
Offering--Offering Price" less any reduced sales charges for quantity purchases as described under "Unitholder Explanations--Public
Offering--General" .

The Sponsor will receive from the Underwriters the excess of such gross sales commission over the amounts set forth in the following tables, as of the Date of Deposit.

                                  IM-IT, State
                                  (other than a
                                  State
                                  Intermediate
                                  Laddered                                    IM-IT      State
                       IM-IT      Maturity Trust) IM-IT Short   IM-IT         Limited    Intermediate
                       Discount   and National    Intermediate  Intermediate  Maturity   Laddered
                       Trust      Quality Trust   Trust         Trust         Trust      Maturity Trust
1 - 99 Units...........$   20.00  $     35.00     $     12.00   $      27.00  $   29.00  $      22.00
100 - 249 Units........$   21.00  $     37.00     $     13.00   $      30.00  $   32.00  $      23.00
250 - 499 Units........$   22.00  $     39.00     $     13.50   $      29.50  $   32.00  $      23.00
500 - 999 Units........$   22.00  $     40.00     $     14.00   $      32.50  $   34.50  $      25.00
1,000 - 1,499 Units....$   22.00  $     39.00     $     14.00   $      31.00  $   31.00  $      24.00
1,500 or more Units....$   22.00  $     39.00     $     14.00   $      31.00  $   31.00  $      24.00

A. G. Edwards & Sons, Inc. which acts as a Managing Underwriter of Units of the various series of the IM-IT or National Quality Trust, will receive from the Sponsor reimbursement for certain costs and further compensation in the amount of $5.00 for each Unit of the IM-IT or National Quality Trust it underwrites. In addition, the Sponsor will receive from the Managing Underwriters of any National Quality, (who underwrite 15% of the Trust involved or 1,000 Units of such Trust, whichever is greater) the excess of such gross sales commission over $38.00 per Unit of any such Trust, as of the Date of Deposit. Also, any such Managing Underwriter that sells a total of 25% or 1,500 Units, whichever is greater, of any individual series of such Trusts will receive an additional $2.00 per each such Unit. In connection with quantity sales to purchasers of any Pennsylvania IM-IT Trust the Underwriters will receive from the Sponsor commissions totalling $35.00 per Unit for any single transaction of 100 to 249 Units, $36.00 per Unit for any single transaction of 250 to 499 units, $37.00 per Unit for any single transaction of 500 to 999 Units and $38.00 per Unit for any single transaction of 1,000 or more Units. In addition, any Underwriter that sells a total of 25% or 1,500 Units, whichever is greater, of any Pennsylvania IM-IT Trust will receive an additional $2.00 per each such Unit. In addition, the Sponsor has entered into agreements with Advest, Inc. ("Advest" ) and Gruntal & Co., Inc. ("
Gruntal" ) whereby Advest and Gruntal will receive an additional $2.00 per Unit in connection with a minimum commitment of 1,500 Units of any New York IM-IT Trust. In addition, the Sponsor and J. J. B. Hilliard, W. L. Lyons, Inc. ("Hilliard, Lyons" ) have entered into an agreement under which Hilliard, Lyons may receive an additional $2.00 for each Unit of the Kentucky Quality Trust which it underwrites, provided it underwrites a minimum of 400 Units of such Trust. See "Unitholder Explanations--Public
Offering--General." Further, each Underwriter who underwrites 1,000 or more Units in any Trust will receive additional compensation from the Sponsor of $1.00 for each Unit it underwrites. The breakpoints listed herein will also be applied on a dollar basis (in addition to the Unit basis described herein) utilizing a breakpoint equivalent of $1,000 per Unit and will be applied on whichever basis is more favorable to the Underwriter.

In addition, the Sponsor and certain of the Underwriters will realize a profit or the Sponsor will sustain a loss, as the case may be, as a result of the difference between the price paid for the Securities by the Sponsor and the cost of such Securities to a Trust (which is based on the determination by Interactive Data Corporation of the aggregate offering price of the underlying Securities in such Trust on the Date of Deposit). See "Unitholder Explanations--Underwriting" herein and "Portfolio" for the applicable Trust and "Notes to Portfolios" in Part I of this Prospectus. The Sponsor and the Underwriters may also realize profits or sustain losses with respect to Securities deposited in each Trust which were acquired by the Sponsor from underwriting syndicates of which they were members. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the Securities in the Trusts were acquired. The Underwriters may further realize additional profit or loss during the initial offering period as a result of possible fluctuations in the market value of the Securities in each Trust after the Date of Deposit, since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Underwriters. Affiliates of an Underwriter are entitled to the same dealer concessions or agency commissions that are available to the Underwriter.

As stated under "Unitholder Explanations--Public Offering--Market for
Units" , the Sponsor intends to, and certain of the other Underwriters may, maintain a secondary market for the Units of the Fund. In so maintaining a market, such person or persons will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Securities in a Trust and includes a sales charge). In addition, such person or persons will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Legal Opinions. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Special counsel to the Fund for certain state tax matters are named under " Tax Status" for each Trust appearing in Part I of this Prospectus. Kroll & Tract LLP has acted as counsel for the Trustee and as special counsel to the Fund for New York tax matters. None of the special counsel for the Fund has expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinion set forth under "
Tax Status" relating to the Trust for which it has provided an opinion in
Part I of this Prospectus.

Independent Certified Public Accountants. The statements of condition and the related securities portfolios at the Date of Deposit included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

FEDERAL TAX STATUS

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In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this Part II of the Prospectus:

(1)Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code" ) will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax" ), as noted below;

(2)Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

(3)Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust by AMBAC Indemnity, Financial Guaranty or a combination thereof with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

(4)Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its " adjusted issue price" ) to prior owners. If a Bond is acquired with accured interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" ) subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). " Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. The U.S. Treasury Department has proposed extending the financial institution rules to all corporations. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of Kroll & Tract LLP, special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount" . The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount."
 The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

For a discussion of the state tax status of income earned on Units of a Trust, see "Tax Status" for the applicable Trust in Part I of this Prospectus. Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

DESCRIPTION OF RATINGS

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Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II. Nature of and provisions of the obligation.

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating ("p" ) assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" . Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

As published by the rating companies.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Title                                                       Page
INTRODUCTION                                                2
UNITHOLDER EXPLANATIONS                                     3
Settlement of Bonds in the Trusts                           3
The Fund                                                    3
Objectives and Securities Selection                         4
Risk Factors                                                4
Replacement Bonds                                           8
Distributions                                               9
Change of Distribution Option                               9
Certificates                                                9
Estimated Current Returns and Estimated Long-Term Returns   10
Accrued Interest                                            11
Public Offering                                             11
General                                                     11
Offering Price                                              13
Market for Units                                            15
Distributions of Interest and Principal                     15
Reinvestment Option                                         16
Redemption of Units                                         16
Reports Provided                                            17
Insurance on the Bonds in the Insured Trusts                18
Underwriting                                                21
TRUST ADMINISTRATION                                        22
Fund Administration and Expenses                            22
Sponsor                                                     22
Compensation of Sponsor and Evaluator                       23
Trustee                                                     23
Trustee's Fee                                               24
Portfolio Administration                                    24
Sponsor Purchases of Units                                  25
Insurance Premiums                                          25
Miscellaneous Expenses                                      25
General                                                     25
Amendment or Termination                                    25
Limitation on Liabilities                                   26
Unit Distribution                                           27
Sponsor and Underwriter Compensation                        28
Legal Opinions                                              29
Independent Certified Public Accountants                    29
FEDERAL TAX STATUS                                          30
DESCRIPTION OF RATINGS                                      33

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

PROSPECTUS

PART II

February 1997

Insured MunicipalsIncome Trust,Insured Multi-SeriesandInsured MunicipalsIncome Trust andInvestors' Quality Tax-Exempt Trust,Multi-Series

A Wealth of Knowledge A Knowledge of Wealthsm

VAN KAMPEN AMERICAN CAPITAL

One Parkview Plaza
Oakbrook Terrace, Illinois 60181

2800 Post Oak Boulevard
Houston, Texas 77056

This Part II of the Prospectus may not be distributed unless accompanied by Part I. Both Parts of this Prospectus should be retained for future reference